                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                         CORE MOLDING TECHNOLOGIES, INC.
                (Name of Registrant as Specified In Its Charter)


       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

         2) Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

         -----------------------------------------------------------------------

         4) Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

         5) Total fee paid:

         -----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:____________________________

         2) Form, Schedule or Registration Statement No.:_____________________

         3) Filing Party:____________________________

         4) Date Filed:_______________________

                        CORE MOLDING TECHNOLOGIES, INC.

                              800 Manor Park Drive
                              Columbus, Ohio 43228
                                 (614) 870-5000

                                                                  April 17, 2006

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Core Molding Technologies, Inc. to be held at the Company's Corporate Headquarters, 800 Manor Park Drive, Columbus, Ohio 43228, on May 17, 2006, at 9:00 a.m., Eastern Daylight Savings Time. Further information about the meeting and the matters to be considered is contained in the formal Notice of Annual Meeting of Stockholders and Proxy Statement on the following pages.

     It is important that your shares be represented at this meeting. Whether or not you plan to attend, we hope that you will sign, date and return your proxy promptly in the enclosed envelope.

                                          Sincerely,

                                          Malcolm M. Prine
                                          Chairman of the Board

                        CORE MOLDING TECHNOLOGIES, INC.
                              800 MANOR PARK DRIVE
                              COLUMBUS, OHIO 43228
                                 (614) 870-5000

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 17, 2006
                            ------------------------

TO OUR STOCKHOLDERS:

     Core Molding Technologies, Inc. ("Core Molding Technologies") will hold its 2006 Annual Meeting of Stockholders on May 17, 2006 at 9:00 a.m., Eastern Daylight Savings Time, at its corporate headquarters, 800 Manor Park Drive, Columbus, Ohio 43228, for the following purposes:

     1. to elect seven (7) directors to comprise the Board of Directors of Core Molding Technologies;

     2. to approve the Core Molding Technologies, Inc. 2006 Long-Term Equity Incentive Plan;

     3. to amend the 2002 Employee Stock Purchase Plan;

     4. to ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for Core Molding Technologies for the year ending December 31, 2006; and

     5. to consider and act upon other business as may properly come before the meeting and any adjournments or postponements of the meeting.

     The foregoing matters are described in more detail in the Proxy Statement, which is attached to this notice. Only stockholders of record at the close of business on March 31, 2006, the record date, are entitled to receive notice of and to vote at the meeting.

     We desire to have maximum representation at the meeting and respectfully request that you date, execute and promptly mail the enclosed proxy in the postage-paid envelope provided. You may revoke a proxy by notice in writing to the Secretary of Core Molding Technologies at any time prior to its use.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          Herman F. Dick, Jr.
                                          Treasurer, Chief Financial Officer,
                                          and Secretary

April 17, 2006

                        CORE MOLDING TECHNOLOGIES, INC.
                              800 MANOR PARK DRIVE
                              COLUMBUS, OHIO 43228
                                 (614) 870-5000

                            ------------------------

                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 17, 2006
                            ------------------------

To Our Stockholders:

     Core Molding Technologies, Inc. (hereinafter referred to as "Core Molding Technologies" or the "Company") is furnishing this Proxy Statement in connection with the solicitation by its Board of Directors of proxies to be used and voted at its annual meeting of stockholders, and at any adjournment of the annual meeting. Core Molding Technologies will hold its annual meeting on May 17, 2006, at its corporate headquarters, 800 Manor Park Drive, Columbus, Ohio 43228 at 9:00 a.m. Eastern Daylight Savings Time. Core Molding Technologies is holding the annual meeting for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

     Core Molding Technologies is first sending this Proxy Statement, the accompanying proxy card and the Notice of Annual Meeting of Stockholders on or about April 17, 2006.

                              GENERAL INFORMATION

SOLICITATION

     The Board of Directors of Core Molding Technologies is soliciting the enclosed proxy. In addition to the use of the mail, directors and officers of Core Molding Technologies may solicit proxies, personally or by telephone or telegraph. Core Molding Technologies will not pay its directors and officers any additional compensation for the solicitation.

     In addition, the stock transfer agent of Core Molding Technologies, American Stock Transfer & Trust Co., New York, New York will conduct proxy solicitations on behalf of Core Molding Technologies. Core Molding Technologies will reimburse American Stock Transfer & Trust Co. for reasonable expenses incurred by it in the solicitation. Core Molding Technologies also will make arrangements with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of proxy solicitation material to beneficial owners of the common stock of Core Molding Technologies. Core Molding Technologies will reimburse those brokerage firms, custodians, nominees and fiduciaries for their reasonable expenses.

     Core Molding Technologies will pay all expenses of the proxy solicitation. Except as otherwise provided, Core Molding Technologies will not use specially engaged employees or other paid solicitors to conduct any proxy solicitation.

VOTING RIGHTS AND VOTES REQUIRED

     Holders of shares of the common stock of Core Molding Technologies at the close of business on March 31, 2006, the record date for the annual meeting, are entitled to notice of, and to vote at, the annual meeting. On the record date, Core Molding Technologies had 10,071,217 shares of common stock outstanding.

     Each outstanding share of common stock on the record date is entitled to one vote on all matters presented at the annual meeting. The presence, in person or by proxy, of stockholders entitled to cast a majority of all the votes entitled to be cast will constitute a quorum for the transaction of business at the annual meeting. No business, other than adjournment, can be conducted at the annual meeting unless a quorum is present in person or by proxy.

     Abstentions will count as shares present in determining the presence of a quorum for a particular matter. Abstentions, however, will not count as votes cast in determining the approval of any matter by the stockholders. If a broker or other record holder or nominee indicates on a proxy that it does not have authority to vote certain shares on a particular matter or if a broker or other record holder or nominee does not return proxies for any shares, those shares will not count as either present for purposes of determining a quorum or as votes cast in determining the approval of any matter by the stockholders.

     In the election of directors, each of the seven directors will be elected by a plurality of votes cast by stockholders of record on the record date and present at the annual meeting, in person or by proxy. Cumulative voting in the election of directors will not be permitted.

     Passage of the proposals to approve the Core Molding Technologies, Inc. 2006 Long-Term Equity Incentive Plan and the amendments to the 2002 Employee Stock Purchase Plan requires the approval of a majority of the votes cast by the stockholders of record on the record date and present at the annual meeting, in person or by proxy.

     Core Molding Technologies is seeking stockholder ratification of the appointment of its independent registered public accounting firm, but ratification is not required by law.

VOTING OF PROXIES

     Shares of common stock represented by all properly executed proxies received prior to the annual meeting will be voted in accordance with the choices specified in the proxy. Unless contrary instructions are indicated on the proxy, the shares will be voted:

     - FOR the election as directors of the nominees named in this Proxy Statement until their successors are elected and qualified;

     - FOR the approval of the Core Molding Technologies, Inc. 2006 Long-Term Equity Incentive Plan;

     - FOR the amendment of the 2002 Employee Stock Purchase Plan; and

     - FOR the ratification of the appointment of Deloitte & Touche LLP ("Deloitte & Touche"), as the independent registered public accounting firm for Core Molding Technologies for the year ending December 31, 2006.

     Management of Core Molding Technologies and the Board of Directors of Core Molding Technologies know of no matters to be brought before the annual meeting other than as set forth in this Proxy Statement. If, however, any other matter is properly presented to the stockholders for action, it is the intention of the holders of the proxies to vote at their discretion on all matters on which the shares of common stock represented by proxies are entitled to vote.

REVOCABILITY OF PROXY

     A stockholder who signs and returns a proxy in the accompanying form may revoke it at any time before the authority granted by the proxy is exercised. A stockholder may revoke a proxy by delivering a written statement to the Secretary of Core Molding Technologies that the proxy is revoked.

ANNUAL REPORT

     The Annual Report on Form 10-K for the fiscal year ended December 31, 2005, of Core Molding Technologies, which includes financial statements and information concerning the operations of Core Molding Technologies, accompanies this Proxy Statement. The Annual Report is not to be regarded as proxy solicitation materials.

STOCKHOLDER PROPOSALS

     Any stockholder who desires to present a proposal for consideration at the 2007 annual meeting of stockholders must submit the proposal in writing to Core Molding Technologies. If the proposal is received by Core Molding Technologies prior to the close of business on December 15, 2006, and otherwise meets the requirements of applicable state and federal law, Core Molding Technologies will include the proposal in the proxy statement and form of proxy relating to the 2007 annual meeting of stockholders. Core Molding Technologies may confer on the proxies for the 2007 annual meeting of stockholders discretionary authority to vote on any proposal, if Core Molding Technologies does not receive notice of the proposal by February 28, 2007.

                           OWNERSHIP OF COMMON STOCK

BENEFICIAL OWNERS

     The table below sets forth, to the knowledge of Core Molding Technologies, the only beneficial owners, as of March 31, 2006, of more than 5% of the outstanding shares of common stock of Core Molding Technologies.

              NUMBER OF SHARES OF COMMON STOCK BENEFICIALLY OWNED

NAME AND ADDRESS OF                                   AMOUNT AND NATURE OF
BENEFICIAL OWNER                                      BENEFICIAL OWNERSHIP   PERCENT OF CLASS
-------------------                                   --------------------   ----------------
International Truck and Engine Corp. ...............        4,264,000(1)           42.3%
  4201 Winfield Drive
  P.O. Box 1488
  Warrenville, Illinois 60555

Gabelli Asset Management, Inc., et al...............          758,000(2)            7.5%
  One Corporate Center
  Rye, NY 10580

---------------

(1) International Truck and Engine Corp. (formerly known as Navistar International Transportation Corp.) has sole voting and investment power over these shares and received these shares of common stock on December 31, 1996, pursuant to the terms of an asset purchase agreement, which provided for the acquisition by Core Molding Technologies of the Columbus Plastics operating unit of International Truck and Engine Corp. The terms and conditions of the asset purchase agreement are discussed in greater detail below under the heading "Certain Relationships and Related Transactions." International Truck and Engine Corp. is a wholly owned subsidiary of Navistar International Corporation.

(2) The information presented is derived from Amendment No. 13 to Schedule 13D, as filed with the SEC on June 9, 2005 by Mario J. Gabelli and certain entities which he directly or indirectly controls or for which he acts as chief investment officer, including MJG Associates, Inc., GGCP, Inc., formerly known as Gabelli Group Capital Partners, Inc., Gabelli Asset Management, Inc., Gabelli Funds, LLC, Gabelli Advisers, Inc. GAMCO Investors, Inc., Gabelli Securities, Inc., Gabelli & Company, Inc., Gabelli & Company, Inc. Profit Sharing Plan, Gabelli Foundation, Inc., Lynch Corporation and Lynch Interactive Corporation. According to the Schedule 13D filing, Mario Gabelli is deemed to have beneficial ownership of 758,000 shares owned beneficially by Gabelli Funds, LLC, Gamco Investors, Inc., Gabelli Advisors, Inc. and MJG Associates, Inc. and, except as otherwise provided in the Schedule 13D filing, each entity has the sole power to vote or direct the vote and sole power to dispose or to direct the disposition of the shares reported for it, either for its own benefit or for the benefit of its investment clients or its partners, as the case may be.

MANAGEMENT

     The table below sets forth, as of March 31, 2006, the number of shares of common stock beneficially owned by each director of Core Molding Technologies, by each nominee for election as director of Core Molding Technologies, by each executive officer named in the Summary Compensation Table contained in this Proxy Statement, and by all of the foregoing directors, nominees and executive officers as a group. The information concerning the persons set forth below was furnished in part by each of those persons.

              NUMBER OF SHARES OF COMMON STOCK BENEFICIALLY OWNED

NAME OF                                       AMOUNT AND NATURE OF
BENEFICIAL OWNER                              BENEFICIAL OWNERSHIP     PERCENT OF CLASS
----------------                             -----------------------   ----------------
Kevin L. Barnett...........................           87,066(1)                *
Thomas R. Cellitti.........................           43,250(2)                *
James F. Crowley...........................           28,650(3)                *
Herman F. Dick, Jr. .......................           29,747(4)                *
Ralph O. Hellmold..........................           99,500(5)                *
Thomas M. Hough............................                0                   *
Stephen J. Klestinec.......................           81,163(6)                *
Malcolm M. Prine...........................          161,261(7)              1.5%
James L. Simonton..........................          206,801(8)              2.0%
John P. Wright.............................           14,000(9)                *
All directors, nominees and executive
  officers as a group (10 persons).........          751,438                 7.2%

---------------

  *  Less than 1% of the outstanding shares of common stock.

(1) Includes: (i) 72,200 shares of common stock, which Mr. Barnett has the right to acquire within 60 days through the exercise of stock options; (ii) 7,500 shares of common stock as to which Mr. Barnett shares voting and investment power with his wife; and (iii) 7,366 shares of common stock held by Mr. Barnett in the Core Molding Technologies, Inc. 401(k) Retirement Savings Plan.

(2) Includes: (i) 33,250 shares of common stock, which Mr. Cellitti has the right to acquire within 60 days through the exercise of stock options; and
    (ii) 10,000 shares of common stock as to which Mr. Cellitti has sole voting and investment power.

(3) Includes: (i) 22,650 shares of common stock, which Mr. Crowley has the right to acquire within 60 days through the exercise of stock options; (ii) 5,000 shares of common stock as to which Mr. Crowley has sole voting and investment power; and (iii) 1,000 shares of common stock as to which Mr. Crowley shares voting and investment power with his wife.

(4) Includes: (i) 18,750 shares of common stock, which Mr. Dick has the right to acquire within 60 days through the exercise of stock options; and (ii) 5,000 shares of common stock as which Mr. Dick has sole voting and investment power; and (iii) 1,281 shares of common stock held by Mr. Dick in the Core Molding Technologies, Inc. Employee Stock Purchase Plan; and (iv) 4,716 shares of common stock held by Mr. Dick in the Core Molding Technologies, Inc. 401(k) Retirement Savings Plan.

(5) Includes: (i) 33,500 shares of common stock, which Mr. Hellmold has the right to acquire within 60 days through the exercise of stock options; and
    (ii) 66,000 shares of common stock as to which Mr. Hellmold has sole voting and investment power.

(6) Includes: (i) 54,150 shares of common stock, which Mr. Klestinec has the right to acquire within 60 days through the exercise of stock options; (ii) 19,000 shares of common stock as to which Mr. Klestinec has sole voting and investment power; (iii) 1,648 shares of common stock held by Mr. Klestinec in the Core Molding Technologies, Inc. Employee Stock Purchase Plan; and
    (iv) 6,365 shares of common stock held by Mr. Klestinec in the Core Molding Technologies, Inc. 401(k) Retirement Savings Plan.

(7) Includes: (i) 99,750 shares of common stock, which Mr. Prine has the right to acquire within 60 days through the exercise of stock options; (ii) 511 shares of common stock held by Mr. Prine's wife; and (iv) 61,000 shares of common stock as to which Mr. Prine has sole voting and investment power.

(8) Includes: (i) 51,054 shares of common stock, which Mr. Simonton has the right to acquire within 60 days through the exercise of stock options; (ii) 144,500 shares of common stock as to which Mr. Simonton has sole voting and investment power; and (iii) 5,410 shares of common stock held by Mr. Simonton in the Core Molding Technologies, Inc. Employee Stock Purchase Plan; and (iv) 5,837 shares of common stock held by Mr. Simonton in the Core Molding Technologies, Inc. 401(k) Retirement Savings Plan.

(9) Includes: (i) 14,000 shares of common stock, which Mr. Wright has the right to acquire within 60 days through the exercise of stock options.

                                 CODE OF ETHICS

     Core Molding Technologies has a Code of Conduct and Business Ethics which applies to all employees of Core Molding Technologies, including Core Molding Technologies' principal executive officer, principal financial officer and principal accounting officer or persons performing similar functions. The Core Molding Technologies' Board believes that the Code of Conduct and Business Ethics complies with the code of ethics required by the rules and regulations of the Securities Exchange Commission.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the following persons to file initial statements of beneficial ownership on a Form 3 and changes of beneficial ownership on a Form 4 or Form 5 with the Securities and Exchange Commission and to provide Core Molding Technologies with a copy of those statements:

     - executive officers and directors of Core Molding Technologies; and

     - persons who beneficially own more than 10% of the issued and outstanding shares of common stock of Core Molding Technologies.

     Core Molding Technologies believes that its executive officers, directors and greater than 10% beneficial owners complied with all applicable section 16(a) filing requirements for the fiscal year ended December 31, 2005.

         DIRECTORS AND EXECUTIVE OFFICERS OF CORE MOLDING TECHNOLOGIES

     The following biographies provide information on the background and experience of the persons nominated to become directors at the annual meeting and the executive officers of Core Molding Technologies. Core Molding Technologies is not aware of any family relationships among any of the following persons or any arrangements or understandings pursuant to which those persons have been, or are to be, selected as a director or executive officer of Core Molding Technologies, other than arrangements or understandings with directors or executive officers acting solely in their capacity as directors or executive officers.

NAME                                AGE       POSITION(S) CURRENTLY HELD
----                                ---   ----------------------------------
Kevin L. Barnett..................  43    Group Vice President
Thomas R. Cellitti................  54    Director
James F. Crowley..................  59    Director
Herman F. Dick, Jr................  46    Treasurer, Chief Financial Officer
                                          and Secretary
Ralph O. Hellmold.................  65    Director
Thomas M. Hough...................  60    Director
Stephen J. Klestinec..............  56    Vice President, Operations
Malcolm M. Prine..................  77    Chairman of the Board of Directors
James L. Simonton.................  65    President, Chief Executive Officer
                                          and Director
John P. Wright....................  50    Director

     Kevin L. Barnett. Kevin L. Barnett joined Core Molding Technologies on April 1, 1997 and was elected Vice President, Secretary, Treasurer and Chief Financial Officer on April 24, 1997. Mr. Barnett served in this capacity until August 7, 2002, when he became Vice President-Manager Columbus Operation and Secretary. On January 3, 2006 Mr. Barnett was promoted to Group Vice President, to support Core Molding Technologies' succession planning and professional development program. Mr. Barnett joined Core Molding

Technologies after approximately five years of working with Medex Inc., a publicly held manufacturer and marketer of injection molded products used for medical and surgical applications. Mr. Barnett served as Vice President, Treasurer, and Corporate Controller of Medex Inc. from October, 1995 to January, 1997. He served as Vice President and Corporate Controller of Medex Inc. from May, 1994 to October, 1995 and as Assistant Treasurer from April, 1992 to May, 1994. Prior to joining Medex Inc., Mr. Barnett served as a certified public accountant with Deloitte & Touche LLP from August, 1984 to April, 1992.

     Thomas R. Cellitti. Thomas R. Cellitti has served as a director of Core Molding Technologies since February 10, 2000. Mr. Cellitti is the Vice President and General Manager, Medium Truck, for International Truck and Engine Corporation. Prior to such time, Mr. Cellitti served as Vice President and General Manager, Bus Vehicle Center for International. Mr. Cellitti serves on the Board of Directors of IC Corp. in Conway, Arkansas. International Truck and Engine Corp. is a 42% stockholder and a significant customer of Core Molding Technologies. The relationship of International Truck and Engine Corporation to Core Molding Technologies is described below under "Certain Relationships and Related Transactions."

     James F. Crowley. James F. Crowley has served as a director of Core Molding Technologies since May 28, 1998 and is Chairman of the Audit Committee. Mr. Crowley is currently the President of Brookside Capital Incorporated, a private investment and advisory firm head-quartered in New York, which he founded in 1993 and Chairman and Managing Partner of the Strategic Research Institute, a business to business conference company also headquartered in New York. From 1984 to 1992, Mr. Crowley served in various capacities with Prudential Securities, Inc. including President of Global Investment & Merchant Banking. Prior to joining Prudential Securities, Inc., Mr. Crowley was a First Vice President and Partner at Smith Barney, Harris Upham & Co. in its Investment Bank and Capital Markets Division. Mr. Crowley also serves on the board of various private organizations and universities. Mr. Crowley graduated from Villanova University, BS/BA and from the Wharton School at the University of Pennsylvania, MBA.

     Herman F. Dick, Jr. Herman F. Dick, Jr. joined Core Molding Technologies as an employee on September 10, 1999 as Controller and was elected to the position of Treasurer and Chief Financial Officer on August 7, 2002, to support Core Molding Technologies' succession planning and professional development program. Mr. Dick was then elected to Secretary of Core Molding Technologies on May 12, 2005. Mr. Dick joined Core Molding Technologies after approximately eleven years of working with Boehringer Ingelheim, GMBH, a privately held research based manufacturer of pharmaceuticals and other healthcare products. Mr. Dick served as the Assistant Controller of Boehringer's Roxane Laboratories subsidiary from November 1995 to September 1999. Mr. Dick also held positions at Boehringer Ingelheim in reengineering project management and internal audit. Prior to joining Boehringer Ingelheim, Mr. Dick served as a management consultant with KPMG LLP from June 1986 to September 1988.

     Ralph O. Hellmold. Ralph O. Hellmold has served as a director of Core Molding Technologies since December 31, 1996. He is Chairman of The Private Investment Banking Company, LLC, Managing Member of Hellmold & Co., LLC and founder and President of Hellmold Associates, Inc., all investment banking boutiques specializing in raising capital, doing mergers and acquisitions and working with troubled companies or their creditors. Prior to forming Hellmold Associates in 1990, Mr. Hellmold was a Managing Director at Prudential-Bache Capital Funding, where he served as co-head of the Corporate Finance Group, co-head of the Investment Banking Committee and head of the Financial Restructuring Group. From 1974 until 1987, Mr. Hellmold was a partner at Lehman Brothers and its successors, where he worked in Corporate Finance and co-founded Lehman's Financial Restructuring Group.

     Thomas M. Hough. Thomas M. Hough has served as a director of Core Molding Technologies since December 31, 1996. He has served as Vice President Strategic Initiatives of International Truck and Engine Corporation since March 2003. Prior to this, he served as the Vice President and Treasurer of Navistar International Corporation and its principal operating subsidiary, International Truck and Engine Corporation, since October 1992. International Truck and Engine Corporation is a 42% stockholder and a significant customer of Core Molding Technologies. The relationship of International Truck and Engine Corporation to Core Molding Technologies is described below under "Certain Relationships and Related Transactions." Previously, Mr. Hough served as Assistant Treasurer and Assistant Controller of International Truck and

Engine Corporation and as Controller of Navistar Financial Corporation, a principal financial subsidiary of International Truck and Engine Corporation.

     Stephen J. Klestinec. Stephen J. Klestinec joined Core Molding Technologies as an employee on April 1, 1998, was elected to the position of Vice President, Sales and Marketing on May 28, 1998, and was promoted to Vice President, Operations on January 3, 2006. Mr. Klestinec was employed by Atlanta based Georgia-Pacific Resin, Inc., a manufacturer of thermoset resins, from 1981 until joining Core Molding Technologies on April 1, 1998. At Georgia-Pacific, Mr. Klestinec served as market manager of fiber reinforced products. In such capacity, Mr. Klestinec commercialized products for both the North American and International markets in the aerospace, mass transit, electrical and electronic industries. Mr. Klestinec also managed the abrasives, adhesives and specialty market segment. Mr. Klestinec also held positions at Georgia-Pacific in market development, quality assurance and manufacturing. Prior to joining Georgia-Pacific, Mr. Klestinec served as plant manager for Pacific Resins and Chemicals.

     Malcolm M. Prine. Malcolm M. Prine has served as a director of Core Molding Technologies and Chairman of Core Molding Technologies since December 31, 1996. Mr. Prine also served as a director of RYMAC Mortgage Investment Corporation from May 1992 to December 31, 1996. RYMAC merged with Core Molding Technologies on December 31, 1996, as described below under "Certain Relationships and Related Transactions." Mr. Prine has been self-employed while acting as a consultant for the last fifteen years. He also serves on the board of various private organizations and universities.

     James L. Simonton. James L. Simonton has served as President and Chief Executive Officer of Core Molding Technologies since January 15, 2000 and as a director of Core Molding Technologies since May 28, 1998. From 1992 until December 31, 1999, Mr. Simonton served as the Vice President of Purchasing and Supplier Development for International Truck and Engine Corporation. In such capacity, Mr. Simonton was in charge of purchasing of all production materials, in-bound and out-bound freight and logistics and the development of suppliers. International Truck and Engine Corporation is a 42% stockholder and a significant customer of Core Molding Technologies. The relationship of International Truck and Engine Corporation to Core Molding Technologies is described below under "Certain Relationships and Related Transactions."

     John P. Wright. John P. Wright has served as a director of Core Molding Technologies since October 22, 2003. He served as Chairman of the Board of Ariel Corporation from 1998-2004. Mr. Wright was the President of Ariel Corporation from 1996 to 2001. Ariel is a manufacturer of large industrial compressors used in the natural gas business. Mr. Wright is a co-founder of Optigas Incorporated. Optigas builds pipelines and compressor stations for the natural gas industry.

        COMPENSATION, MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

COMPENSATION OF BOARD OF DIRECTORS

     For the fiscal year ended December 31, 2005, each director of Core Molding Technologies, other than Mr. Prine and Mr. Simonton, received a director's fee of $3,500 per quarter. Mr. Prine received a director's fee of $13,000 per quarter to reflect his role as chairman. Mr. Simonton does not receive a director's fee. Mr. Crowley received an additional $1,000 fee per quarter, beginning in the second quarter, to reflect his role as audit committee chairman. Each director received a $1,000 fee for each regularly scheduled board meeting that they were in attendance and each audit committee member received a $1,000 fee for each audit committee meeting that they were in attendance. In addition, the Core Molding Technologies, Inc. Long-Term Equity Incentive Plan provides for a one-time grant of a director option to each of the non-employee directors of Core Molding Technologies to purchase 35,000 shares of common stock, which option vests in increments of 20% over a five year period. Mr. Hellmold, Mr. Hough and Mr. Prine received this one-time grant of a director option during the fiscal year ended December 31, 1997. Mr. Simonton and Mr. Crowley received this one-time grant of a director option upon their election to the Board of Directors on May 28, 1998. Mr. Cellitti received this one-time grant of a director's option upon his election to the Board of Directors on February 10, 2000. Mr. Wright received this one-time grant of a director's option upon his election to the Board of Directors on October 22, 2003. Core Molding Technologies also has entered into certain compensation arrangements with members of its Board of Directors. These compensation arrangements are discussed below under the heading "Compensation Committee Interlocks and Insider Participation."

MEETINGS OF THE BOARD OF DIRECTORS

     The Board of Directors met six times during the fiscal year ended December 31, 2005. During that period, each of the directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings of all committees of the Board of Directors on which each director served. Of the seven directors currently serving on the Board, the Board has determined that each of Messrs. Crowley, Hellmold, Prine and Wright are independent under American Stock Exchange ("AMEX") listing standards.

  COMPENSATION COMMITTEE

     Core Molding Technologies did not have a Compensation Committee during the fiscal year ended December 31, 2005. The entire Board of Directors performed the functions of a Compensation Committee during that period, including recommending the form and amount of compensation to be paid to the executive officers and directors of Core Molding Technologies.

  AUDIT COMMITTEE

     Core Molding Technologies has an Audit Committee, which currently consists of Messrs. Crowley, Hellmold and Wright, each of whom is "independent" as that term is defined under AMEX listing standards. The Board has determined that Mr. Crowley qualifies as an "audit committee financial expert" as defined by Securities and Exchange Commission rules. The principal function of the Audit Committee is to review and approve the scope of the annual audit undertaken by the independent registered public accounting firm of Core Molding Technologies and to meet with them to review and inquire as to audit functions and other financial matters and to review the year-end audited financial statements. For a more detailed description of the role of the Audit Committee, see "Report of the Audit Committee" below. The Audit Committee met four times during the fiscal year ended December 31, 2005. In addition, the Committee chair, as representative of the Committee, discussed the interim financial information contained in quarterly earnings announcements with both management and the independent auditors prior to the public release of quarterly information.

  NOMINATING COMMITTEE AND STOCKHOLDER NOMINATIONS

     Core Molding Technologies has a Nominating Committee consisting of all members of the Board of Directors, with a majority of directors who are independent under AMEX listing standards required to effect a decision. The principal function of the Nominating Committee is to recommend candidates for membership on the Board of Directors. A copy of the Nominating Committee Charter was attached as Exhibit B to the proxy statement for the Core Molding Technologies 2005 Annual Stockholders Meeting.

     In identifying and evaluating nominees for director, the Nominating Committee seeks to ensure that the Board possesses, in the aggregate, the strategic, managerial and financial skills and experience necessary to fulfill its duties and to achieve its objectives, and seeks to ensure that the Board is comprised of directors who possess knowledge in areas that are of importance to Core Molding Technologies. In addition, the Nominating Committee believes it is important that at least one director have the requisite experience and expertise to be designated as an "audit committee financial expert." The Nominating Committee looks at each nominee on a case-by-case basis regardless of who recommended the nominee.

     The Nominating Committee will consider persons recommended by stockholders to become nominees for election as directors. Recommendations for consideration by the Nominating Committee should be sent to the Secretary of Core Molding Technologies in writing together with appropriate biographical information concerning each proposed nominee.

     The Bylaws of Core Molding Technologies set forth procedural requirements pursuant to which stockholders may make nominations to the Board of Directors. The Board of Directors or the Nominating Committee may not accept recommendations for nominations to the Board of Directors in contravention of these procedural requirements.

     In order for a stockholder to nominate a person for election to the Board of Directors, the stockholder must give written notice of the stockholder's intent to make the nomination either by personal delivery or by United States mail, postage prepaid, to the Secretary of Core Molding Technologies not less than fifty nor more than seventy-five days prior to the meeting at which directors will be elected. In the event that less than sixty days prior notice or prior public disclosure of the date of the meeting is given or made to stockholders, Core Molding Technologies must receive notice not later than the close of business on the tenth day following the day on which notice of the date of the meeting was mailed or public disclosure was made, whichever occurred first.

     The notice must set forth:

     - the name and address of record of the stockholder who intends to make the nomination;

     - a representation that the stockholder is a holder of record of shares of the capital stock of Core Molding Technologies entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

     - the name, age, business and residence addresses and principal occupation or employment of each proposed nominee;

     - a description of all arrangements or understandings between the stockholder and each proposed nominee and any other person or persons, naming such person or persons, pursuant to which the nomination or nominations are to be made by the stockholder;

     - other information regarding each proposed nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; and

     - the written consent of each proposed nominee to serve as a director of Core Molding Technologies if elected.

     Core Molding Technologies may require any proposed nominee to furnish other information as it may reasonably require to determine the eligibility of the proposed nominee to serve as a director. The presiding officer of the meeting of stockholders may, if the facts warrant, determine that a stockholder did not make a nomination in accordance with the foregoing procedure. If the presiding officer makes such a determination, the officer shall declare such determination at the meeting and the defective nomination will be disregarded.

     BOARD POLICIES REGARDING COMMUNICATION WITH THE BOARD OF DIRECTORS AND
                         ATTENDANCE AT ANNUAL MEETINGS

     Stockholders may communicate with the full Board, non-management directors as a group or individual directors, including the Chairman of the Board, by submitting such communications in writing to the Core Molding Technologies Secretary, c/o the Board of Directors (or, at the stockholder's option, c/o a specific director or directors), 800 Manor Park Drive, Columbus, Ohio 43228. Such communications will be delivered directly to the Board.

     Core Molding Technologies does not have a policy regarding Board member attendance at the annual meeting of stockholders. All Core Molding Technologies directors attended the 2005 annual meeting of stockholders.

                             EXECUTIVE COMPENSATION

     The following table sets forth compensation information for James L. Simonton, Kevin L. Barnett, Stephen J. Klestinec and Herman F. Dick, Jr.

                           SUMMARY COMPENSATION TABLE

                                                                                           LONG TERM COMPENSATION
                                                                                        ----------------------------
                                                                                        BLACK-SCHOLES                  TOTAL OF ALL
                                             ANNUAL COMPENSATION    AWARDS-SECURITIES     VALUE OF       ALL OTHER     COMPENSATION
                                             --------------------      UNDERLYING          OPTION       COMPENSATION    COMPONENTS
NAME AND PRINCIPAL POSITION           YEAR   SALARY($)   BONUS($)    OPTIONS(#)/SARS      AWARDS($)        ($)(1)         ($)(2)
---------------------------           ----   ---------   --------   -----------------   -------------   ------------   ------------
James L. Simonton...................  2005    281,795    224,198               0                           17,160        523,153
  President, Chief Executive          2004    257,500    109,467         175,750           282,958         15,731        665,656
  Officer and Director                2003    230,756          0               0                           15,750        246,506
Kevin L. Barnett....................  2005    184,615    146,881               0                           11,077        342,573
  Group Vice President                2004    172,500     80,856          95,000           152,950         10,388        416,694
                                      2003    166,173          0               0                           10,025        176,198
Stephen J. Klestinec.............. .. 2005    169,519    134,871               0                           13,380        317,770
  Vice President, Operations          2004    157,500     74,043          95,000           152,950         12,638        397,131
                                      2003    151,173          0               0                           12,030        163,203
Herman F. Dick, Jr. ................  2005    139,326    110,850               0                           12,050        262,226
  Treasurer, Chief Financial Officer  2004    120,000     67,009          98,000           148,180          9,466        344,655
  and Secretary                       2003    112,963          0               0                            6,819        119,782

---------------

(1) Includes contributions by Core Molding Technologies to its 401(k) plan for salaried employees. Core Molding Technologies makes contributions to its 401(k) plan in two ways. Core Molding Technologies makes a "matching contribution" which is based on the employee's salary reduction contribution. Core Molding Technologies also makes a "retirement contribution" which is based on the age and regular earnings of the employee as of the year the contribution is made. Matching contributions for the fiscal year ended December 31, 2003 were $2,731 for Mr. Simonton, $2,188 for Mr. Barnett, $2,253 for Mr. Klestinec and $1,759 for Mr. Dick. Retirement contributions during the fiscal year ended December 31, 2003 were $13,000 for Mr. Simonton, $7,444 for Mr. Barnett, $9,777 for Mr. Klestinec and $5,060 for Mr. Dick. Matching contributions for the fiscal year ended December 31, 2004 were $3,429 for Mr. Simonton, $2,625 for Mr. Barnett, $2,400 for Mr. Klestinec and $1,666 for Mr. Dick. Retirement contributions during the fiscal year ended December 31, 2004 were $13,000 for Mr. Simonton, $7,763 for Mr. Barnett, $10,238 for Mr. Klestinec and $7,800 for Mr. Dick. Matching contributions for the fiscal year ended December 31, 2005 were $4,160 for Mr. Simonton, $2,769 for Mr. Barnett, $2,361 for Mr. Klestinec and $2,994 for Mr. Dick. Retirement contributions during the fiscal year ended December 31, 2005 were $13,000 for Mr. Simonton, $8,308 for Mr. Barnett, $11,019 for Mr. Klestinec and $9,056 for Mr. Dick.

(2) Consists of a sum of the compensation amounts that are reflected in this table.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                 POTENTIAL REALIZABLE
                                                                                   VALUE AT ASSUMED
                           NUMBER OF      % OF TOTAL                             ANNUAL RATES OF STOCK
                           SECURITIES    OPTIONS/SARS                             PRICE APPRECIATION
                           UNDERLYING     GRANTED TO    EXERCISE                  FOR OPTION/SAR TERM
                          OPTIONS/SARS   EMPLOYEES IN     PRICE     EXPIRATION   ---------------------
          NAME             GRANTED(#)    FISCAL YEAR    ($/SHARE)      DATE        5%($)      10%($)
          ----            ------------   ------------   ---------   ----------   ---------   ---------
James L. Simonton.......         --            --            --            --          --          --
Kevin L. Barnett........         --            --            --            --          --          --
Stephen J. Klestinec....         --            --            --            --          --          --
Herman F. Dick, Jr. ....         --            --            --            --          --          --

     The following table sets forth information with respect to the exercise of options by each of the executive officers named in the Summary Compensation Table during the fiscal year ended December 31, 2005. The table also sets forth information with respect to all vested (exercisable) and unvested (unexercisable) options held by each of the executive officers named in the Summary Compensation Table as of December 31, 2005.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

                                                               NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                              UNDERLYING UNEXERCISED             IN-THE-MONEY
                                                                   OPTIONS/SARS                  OPTIONS/SARS
                                SECURITIES                     AT FISCAL YEAR END(#)       AT FISCAL YEAR END($)(1)
                                ACQUIRED ON      VALUE      ---------------------------   ---------------------------
             NAME               EXERCISE(#)   REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
             ----               -----------   -----------   -----------   -------------   -----------   -------------
James L. Simonton(2)..........    150,883      $796,385       71,054         80,196        $315,480       $356,070
Kevin L. Barnett..............         --            --       62,304         32,696         276,630        145,170
Stephen J. Klestinec(2).......        690           468       54,150         40,850         240,426        181,374
Herman F. Dick, Jr.(2) .......        347           254       23,750         74,250         108,072        354,648

---------------

(1) "Value of Unexercised In-the-Money Options/SARs at Fiscal Year End" is based upon the fair market value of the shares of common stock of Core Molding Technologies on December 31, 2005 $7.65 less the exercise price of in-the money options/SARs at the end of the fiscal year ended December 31, 2005.

(2) Securities acquired on exercise for Messrs. Simonton, Klestinec and Dick include shares purchased pursuant to the Core Molding Technologies Employee Stock Purchase Plan. Securities acquired on exercise for Mr. Simonton also includes 150,000 phantom stock units which were exercised by Mr. Simonton during 2005, pursuant to a Phantom Stock Agreement dated as of January 15, 2000. Pursuant to such agreement, Mr. Simonton received within 30 days after exercise of such units a cash payment in an amount equal to the excess of the fair market value of a share of Core Molding Technologies' common stock on the date of exercise over $2.75. Values realized represents the difference between the market price of the shares on the applicable purchase dates and the purchase prices paid by such officers.

           REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

     The purpose of the compensation program of Core Molding Technologies is to attract and retain qualified executive officers by providing a total compensation package, which is competitive with comparable corporations, and to also provide incentives to create short-term and long-term improvements in the performance of Core Molding Technologies.

     The compensation philosophy of Core Molding Technologies is based on the belief that:

     - Core Molding Technologies must attract and retain qualified individuals and motivate and reward those individuals for performance;

     - a substantial portion of an executive's compensation should depend upon the performance of Core Molding Technologies; and

     - incentives should exist which align the interests of the executives with those of the stockholders of Core Molding Technologies and which create long-term stockholder value.

     Following this philosophy, Core Molding Technologies has developed a compensation program for its executives which includes the following components:

BASE SALARY

     Core Molding Technologies has established base salaries for its executive officers based upon the experience and capabilities of the executives, as determined in the subjective judgment of the Board of Directors, and the salaries of comparable companies.

BONUS/PROFIT SHARING

     The Board of Directors has established a bonus/profit-sharing program for all nonrepresented and salaried employees, including its executive officers, of Core Molding Technologies. This program is designed to align the interests of such individuals with those of the stockholders of Core Molding Technologies by directly tying profit sharing payments to the performance of Core Molding Technologies. This program creates a profit sharing pool for all employees based upon percentages of the earnings before taxes of Core Molding Technologies above pre-established thresholds. The thresholds are established by the Board of Directors and are intended to begin creating a profit sharing pool only after earnings before taxes exceeds a reasonable level. A total of $2,467,000 was paid out to all non-represented and salaried employees, including its executive officers, under this bonus/profit sharing plan in 2006 for the performance achieved in 2005.

STOCK OPTIONS AND EMPLOYEE STOCK PURCHASE PLAN

     The Board of Directors grants stock options under the Core Molding Technologies, Inc. Long-Term Equity Incentive Plan to executives and salaried employees, which are intended to align the long-term interests of these individuals with the interests of the stockholders of Core Molding Technologies. The Board of Directors determines the options awarded to the executive officers based upon the subjective judgment and experience of the directors in compensating executive officers. Options for the executive officers are generally granted at or above fair market value and are subject to a ten-year vesting schedule.

     In addition to the Long-Term Equity Incentive Plan, the stockholders of Core Molding Technologies approved in 2002 an Employee Stock Purchase Plan. Once effective, all eligible employees, including executive officers, may purchase shares pursuant to the Stock Purchase Plan through payroll deductions at a price equal to 85% of the fair market value of Core Molding Technologies' common stock.

     The 2006 Long-Term Equity Incentive Plan and the amendments to the 2002 Employee Stock Purchase Plan, as submitted for stockholder approval as described in this Proxy are reflective of the intent of the Board of Directors to continue to align the long-term interests of executives and salaried employees with the interests of the stockholders of Core Molding Technologies.

BASIS FOR CHIEF EXECUTIVE OFFICER'S COMPENSATION

     The Board of Directors established compensation for Mr. Simonton for 2005 in accordance with the information discussed above.

                                          Submitted by the Board of Directors,

                                          Thomas R. Cellitti
                                          James F. Crowley
                                          Ralph O. Hellmold
                                          Thomas M. Hough
                                          Malcolm M. Prine
                                          James L. Simonton
                                          John P. Wright

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Core Molding Technologies did not have a Compensation Committee during the fiscal year ended December 31, 2005. Accordingly, the Board of Directors made all compensation decisions. Core Molding Technologies has entered into the following compensation arrangements with members of its Board of Directors:

RELATIONSHIP WITH MR. PRINE

     Mr. Prine is the Chairman of the Board of Core Molding Technologies. Core Molding Technologies compensated Mr. Prine as a consultant for special services and advice that he provided to Core Molding Technologies. Beginning April 1, 2000, Mr. Prine had been compensated at a rate of $8,000 per quarter for such service. This consulting service was terminated in the second quarter of 2003. Mr. Prine received a total of $0 in cash compensation for such service during the years ended December 31, 2005 and 2004, and $8,000 for the year ended December 31, 2003.

     Finally, Mr. Prine was granted a stock option to purchase 70,000 shares of Core Molding Technologies' stock on February 4, 1998, as consideration for his services. The option vests in increments of 20% over a five-year period and expires on February 4, 2008. The option was granted at an exercise price of $3.97 per share, representing the fair market value on the date of grant. In July 2003, Mr. Prine elected to have these options canceled as a part of Core Molding Technologies' option repricing tender offer. Mr. Prine was reissued 66,500 options on February 9, 2004 at an exercise price of $3.21. The options are fully vested and expire on February 9, 2014.

RELATIONSHIP WITH MR. SIMONTON

     On January 15, 2000, Mr. Simonton was elected President and Chief Executive Officer of Core Molding Technologies. Mr. Simonton has served as a director at Core Molding Technologies since May 28, 1998 and prior to becoming President of Core Molding Technologies, was an officer of International Truck and Engine Corporation. Sales to International represented approximately 51% of the total revenues of Core Molding Technologies for the fiscal year ended December 31, 2005. International is also a 42% stockholder in Core Molding Technologies. As a director, Mr. Simonton participates in deliberations of Core Molding Technologies' Board of Directors concerning executive officer compensation. However, Mr. Simonton has and intends to continue to abstain from participating in any actions of the Board of Directors affecting his compensation.

RELATIONSHIP WITH MR. HOUGH AND MR. CELLITTI

     Mr. Hough and Mr. Cellitti are officers of International Truck and Engine Corporation and members of the Board of Directors of Core Molding Technologies. Sales to International represented approximately 51% of the total revenues of Core Molding Technologies for the fiscal year ended December 31, 2005. International is also a 42% stockholder in Core Molding Technologies.

RELATIONSHIP WITH MR. HELLMOLD

     Mr. Hellmold is a member of the Board of Directors who has, from time to time, provided financial advisory services to International Truck and Engine Corporation through Hellmold Associates, Inc. and/or The Private Investment Banking Company, LLC, investment advisory firms in which Mr. Hellmold is principal. International is a 42% stockholder in Core Molding Technologies.

                         REPORT OF THE AUDIT COMMITTEE

     The Audit Committee of the Board of Directors ("Committee") is composed of three directors, none of whom is an employee of Core Molding Technologies. The Committee is governed by a charter as approved by the Board of Directors ("Board") on March 27, 2000, and thereafter ratified by the Board at the Boards' May 12, 2005 meeting. A copy of the Audit Committee Charter was attached as Exhibit A to the proxy statement for the Core Molding Technologies 2005 Annual Stockholders Meeting. In accordance with its written charter, the Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of Core Molding Technologies.

     During the year ended December 31, 2005, the Committee met four times and the Committee chair, as representative of the Committee, discussed the interim financial information contained in quarterly earnings announcements with both management and the independent registered public accounting firm prior to the public release of quarterly information.

     In discharging its oversight responsibility as to the audit process, the Committee obtained from Deloitte & Touche a formal written statement describing all relationships between Deloitte & Touche and Core Molding Technologies that might bear on Deloitte & Touche 's independence consistent with Independence Standards Board Standard No. 1 "Independence Discussions with Audit Committees," discussed with Deloitte & Touche any relationships that may impact their objectivity and independence and satisfied itself as to their independence. The Committee also discussed with management and Deloitte & Touche the quality and adequacy of Core Molding Technologies' internal controls. The Committee reviewed with Deloitte & Touche their audit scope and their identification of audit risks.

     The Committee discussed and reviewed with Deloitte & Touche all communications required by auditing standards generally accepted in the United States of America, including those described in Statement on Auditing Standards No. 61, as amended "Communication with Audit Committees" and, with and without management present, discussed and reviewed the results of Deloitte & Touche 's examination of the financial statements. Management also discussed with Deloitte & Touche those matters required to be discussed under the Securities and Exchange Commission and U.S. Public Company Accounting Oversight Board.

     The Committee reviewed the audited consolidated financial statements of Core Molding Technologies as of and for the year ended December 31, 2005, with management and Deloitte & Touche. Management has the responsibility for the preparation of the Company's financial statements and Deloitte & Touche has the responsibility for the examination of those statements.

     Based on the above-mentioned review and discussions with management and the independent auditors, the Committee recommended to the Board that audited consolidated financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2005, for filing with the Securities and Exchange Commission.

                                          AUDIT COMMITTEE

                                          James F. Crowley, Chairman
                                          Ralph O. Hellmold
                                          John P. Wright

                                   AUDIT FEES

     During the fiscal years ended December 31, 2005 and 2004, the aggregate fees billed for professional services rendered for the audit of the Core Molding Technologies annual financial statements and the review of financial statements included in Core Molding Technologies' Forms 10-Q were $142,500 and $131,630, respectively, which were paid to Deloitte & Touche.

                               AUDIT RELATED FEES

     The aggregate fees billed for professional services rendered by Deloitte & Touche for assurance related services for the fiscal years ended December 31, 2005 and 2004 were $30,100 and $0, respectively. The services rendered by Deloitte & Touche in 2005 primarily related to a response to a Securities and Exchange Commission comment letter and due diligence related to an acquisition.

                                    TAX FEES

     The aggregate fees billed to Core Molding Technologies for tax consulting and compliance services by Deloitte & Touche for the fiscal years ended December 31, 2005 and 2004 were $77,558 and $50,577, respectively.

                                 ALL OTHER FEES

     The aggregate fees billed to Core Molding Technologies for all other products and services provided by Deloitte & Touche for the fiscal years ended December 31, 2005 and 2004 were $0 and $0, respectively.

                               PERFORMANCE GRAPH

     The following graph sets forth a comparison of the cumulative total returns on (i) the common stock of Core Molding Technologies, (ii) the S & P Small Cap 600 Index and (iii) the S & P Construction & Farm Machinery & Heavy Trucks Index for the five-year period ended December 31, 2005. The stock price performance shown on the graph is not necessarily indicative of future price performance.

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
       AMONG CORE MOLDING TECHNOLOGIES INC., THE S & P SMALLCAP 600 INDEX
        AND THE S & P CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS INDEX

                              (PERFORMANCE GRAPH)

                                                                    CUMULATIVE TOTAL RETURN
                                                      ----------------------------------------------------
                                                      12/00    12/01    12/02    12/03    12/04     12/05
                                                      ------   ------   ------   ------   ------   -------
CORE MOLDING TECHNOLOGIES INC                         100.00   196.00   146.67   389.33   369.33   1020.00
S & P SMALLCAP 600                                    100.00   106.54    90.95   126.23   154.82    166.71
S & P CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS    100.00   112.44   106.82   185.67   229.46    240.50

* $100 INVESTED ON 12/31/00 IN STOCK OR INDEX--INCLUDING REINVESTMENT OF DIVIDENDS. FISCAL YEAR ENDING DECEMBER 31.

  COPYRIGHT(R) 2006, STANDARD & POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC. ALL RIGHTS RESERVED. WWW.RESEARCHDATAGROUP.COM/S&P.HTM

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

RELATIONSHIP WITH INTERNATIONAL TRUCK AND ENGINE CORPORATION (INTERNATIONAL)

     On October 8, 1996, RYMAC Mortgage Investment Corporation, a Maryland corporation, formed Core Molding Technologies as a wholly owned subsidiary under the laws of the State of Delaware. RYMAC incorporated Core Molding Technologies in order to acquire substantially all of the assets of the Columbus Plastics operating unit of International Truck and Engine Corp.

     Pursuant to the terms of the asset purchase agreement with International, Core Molding Technologies acquired substantially all of the assets and liabilities of Columbus Plastics on December 31, 1996. As consideration, International received a secured note in the principal amount of $25,504,000. International also received 4,264,000 shares of newly issued common stock of Core Molding Technologies, representing approximately 45% of the total number of shares of common stock issued and outstanding at the time of the acquisition. The principal amount of the secured note and the number of shares of common stock received by International were subject to adjustment pursuant to the terms of the asset purchase agreement.

     International's acquisition of common stock of Core Molding Technologies made it the largest stockholder of Core Molding Technologies. The certificate of incorporation of Core Molding Technologies protects this position by limiting the possibility of a change in ownership or control. For instance, the certificate of incorporation requires a super-majority vote to remove directors or to approve certain extraordinary corporate transactions, including mergers and acquisitions. The certificate of incorporation also restricts transfers of securities, which could result in a change of ownership of a specified percentage in Core Molding Technologies. This restrictive transfer provision is discussed below under the heading "Limitation on Ownership."

     International's status as the largest stockholder of Core Molding Technologies has allowed International in the past, and will allow International at the annual meeting, to influence the composition of the Board of Directors. Core Molding Technologies anticipates that the stockholders will elect Mr. Hough and Mr. Cellitti, currently officers of International, as directors of Core Molding Technologies at the annual meeting.

     In addition to being the largest stockholder of Core Molding Technologies, International is also a significant customer of Core Molding Technologies with sales to International representing approximately 51% of total revenues of Core Molding Technologies during the fiscal year ended December 31, 2005. Core Molding Technologies and International entered into a registration rights agreement at the time of the merger and acquisition under which Core Molding Technologies granted to International demand and piggy-back rights with respect to the registration for sale under the Securities Act of 1933 of the shares of common stock received pursuant to the asset purchase agreement.

OTHER MATERIAL RELATIONSHIPS

     Core Molding Technologies has entered into material arrangements with members of its Board of Directors which arrangements are discussed above under the heading "Compensation Committee Interlocks and Insider Participation."

                            LIMITATION ON OWNERSHIP

     The certificate of incorporation of Core Molding Technologies contains a prohibited transfer provision, which was designed at the time of the merger and acquisition to help assure the continued availability of Core Molding Technologies' substantial net operating losses by seeking to prevent an ownership change in Core Molding Technologies.

     The prohibited transfer provision prohibits a transfer of stock of Core Molding Technologies if the transfer will cause the transferee to hold a prohibited ownership percentage or if the transferee's ownership percentage already exceeds the prohibited ownership percentage. The prohibited transfer provision defines "stock" as including all classes of stock, options to purchase stock or any other interest in Core Molding

Technologies that could be treated as stock. A prohibited ownership percentage generally means direct and indirect ownership of 4.5% or more of the stock or any other percentage that would cause a transferee to be considered a five percent stockholder under the federal income tax rules referenced in the certificate of incorporation.

     The prohibited transfer provision did not apply to the issuance of stock to International pursuant to the asset purchase agreement and will not restrict certain transfers that are made in compliance with exceptions set forth in the prohibited transfer provision.

     In addition, Core Molding Technologies' Certificate of Incorporation and Bylaws contain certain provisions designed to discourage specific types of transactions involving an actual or threatened change of control of Core Molding Technologies. These provisions, which are designed to make it more difficult to change majority control of the Board of Directors without its consent, include the following:

          Removal of Directors -- This provision provides that a director of Core Molding Technologies may be removed with or without cause only upon the vote of the holders of at least 80% of the voting power of the outstanding shares of capital stock entitled to vote generally in the election of directors.

          Supermajority Approval -- This provision requires that a merger and certain other transactions (as outlined in the Certificate of Incorporation) be approved by the affirmative vote of the holders of at least 66 2/3% of the then outstanding shares of Core Molding Technologies' common stock. Such affirmative vote is required not withstanding the fact that no vote may be required, or that a lesser percentage may be specified by law.

          Amendments -- This provision requires that any amendment to the provisions relating to the removal of directors be approved by the holders of at least 80% of the then outstanding shares of voting stock, and any amendment to provisions requiring the approval of the holders of at least 66 2/3% of the then outstanding shares of voting stock be approved by the holders of at least 66 2/3% of the then outstanding shares of voting stock.

                                 PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

COMPOSITION OF THE BOARD OF DIRECTORS

     The Board of Directors currently consists of seven (7) members. At the annual meeting, the stockholders will elect seven directors to hold office until the election and qualification of their successors or until their earlier resignation, death, disqualification or removal from office.

     The intention of the proxies is to vote the shares of common stock they represent for the election of Thomas R. Cellitti, James F. Crowley, Ralph O. Hellmold, Thomas M. Hough, Malcolm M. Prine, James L. Simonton and John P. Wright unless the proxy is marked to indicate that such authorization is expressly withheld. Each of the nominees is currently a member of the Board of Directors. All of the nominees have stated their willingness to serve and Core Molding Technologies is not aware of any reason that would cause any of the nominees to be unavailable to serve as a director should they be elected at the annual meeting. If any of the nominees should become unavailable for election, the proxies may exercise discretionary authority to vote for a substitute nominee proposed by the Board of Directors. Information with respect to the background and experience of each of the seven nominees is set forth above under the heading "Directors and Executive Officers of Core Molding Technologies."

     Under Delaware law and the Bylaws of Core Molding Technologies, the stockholders will elect as directors the seven (7) nominees receiving the greatest number of votes. Core Molding Technologies will count shares of common stock as to which voting authority is withheld for quorum purposes but will not count those shares toward the election of directors or toward the election of individual nominees specified in the form of proxy.

     YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF MESSRS. CELLITTI, CROWLEY, HELLMOLD, HOUGH, PRINE, SIMONTON AND WRIGHT.

                                   PROPOSAL 2
              APPROVAL OF THE CORE MOLDING TECHNOLOGIES, INC. 2006
                        LONG-TERM EQUITY INCENTIVE PLAN

PROPOSED PLAN

     The Board of Directors has adopted and recommends that you approve the Core Molding Technologies, Inc. 2006 Long-Term Equity Incentive Plan (the "Plan"). This Plan will replace the Core Materials' Long-Term Equity Incentive Plan which is set to expire on December 31, 2006. Under the Plan, Core Molding Technologies will be authorized to issue three million (3,000,000) shares under the Plan. You are being asked to approve the adoption of the Plan.

     The full text of the Plan is attached as Exhibit A and we encourage you to reference it for important details on the Plan. A Form S-8 registering additional shares under the Plan is expected to be filed by December 31, 2006.

OVERVIEW OF PLAN

     The objectives of the Plan are to optimize the profitability and growth of the Company through incentives which are consistent with the Company's goals and which link and align the personal interests of participants with an incentive for excellence in individual performance and to promote teamwork. The Plan provides for the grant of incentive and nonqualified stock options, restricted stock, stock appreciation rights ("SARs"), performance shares, performance units and other incentive awards (individually, an "Award" or, collectively, "Awards"). No Award under the Plan may be granted after December 31, 2015. As noted above, the maximum number of shares of common stock available to be issued under the Plan is three million (3,000,000). The maximum number of shares of common stock (including SARs) for which certain individuals (including the Chief Executive Officer and certain other officers) may receive Awards is limited to 200,000 shares of common stock over a one-year period. The shares of common stock to be delivered under the Plan will be made available from authorized but unissued common stock or from common stock held in treasury. The common stock issued under the Plan is further subject to applicable tax withholding by Core Molding which, to the extent permitted by Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), may be satisfied by the withholding of shares of common stock issuable under the Plan. The Plan contains customary provisions with respect to adjustments for stock splits and similar transactions and the rights of participants upon mergers and other business combinations. The Board of Directors approved the Plan on March 30, 2006.

ADMINISTRATION OF PLAN

     The Plan provides that it is to be administered by the Compensation Committee of the Board of Directors (the "Committee") or by any other committee appointed by the Board. The Committee has the discretion to select from among eligible employees those to whom Awards are granted and to determine the size and type of each Award, as well as the terms and conditions applicable to each Award. The Awards are subject to vesting according to vesting schedules established by the Committee. The Committee also has the sole and complete authority to interpret the provisions of the Plan. The Committee's decisions are binding on Core Molding and the participants in the Plan. Key employees of Core Molding and any subsidiaries of Core Molding who can make substantial contributions to the successful performance of Core Molding are eligible to be granted Awards under the Plan. The Committee's determinations of which eligible individuals are granted Awards and the terms thereof are generally based on each individual's present and potential contribution to the success of Core Molding and its subsidiaries. Approximately 60 employees and all non-employee directors will participate in various portions of the Plan.

STOCK OPTIONS

     The Committee or the Board may grant both non-qualified stock options and incentive stock options to eligible employees. The exercise price of such options shall be at least equal to the fair market value of a share on the date the option is granted. In the case of an incentive stock option granted to a 10% stockholder of Core Molding, the exercise price may not be less than 110% of the fair market value of the common stock at the date of grant. The Committee also has broad discretion as to the terms and conditions under which options will be exercisable. Incentive stock options expire not later than ten years after the date on which they were granted (or five years in the case of an incentive stock option granted to a 10% stockholder of Core Molding). The exercise price of the options may be satisfied in cash or, in the discretion of the Committee, by exchanging shares of common stock owned by the optionee, or by a combination of the preceding.

RESTRICTED STOCK AWARDS

     An award of restricted stock is an Award of shares of common stock that is subject to such restrictions as the Committee deems appropriate, including forfeiture conditions and restrictions on transfer for a period specified by the Committee. Awards of restricted stock may be granted under the Plan for or without consideration. Restrictions on restricted stock may lapse in installments based on factors selected by the Committee. The Committee, in its sole discretion, may waive or accelerate the lapsing of restrictions in whole or in part. Prior to the expiration of the restricted period, except as otherwise provided by the Committee, a participant who has been granted restricted stock has, from the date of grant, the rights of a stockholder of Core Molding in respect of such common stock, including the right to vote such common stock and to receive dividends and other distributions thereon, subject to the restrictions set forth in the Plan and in the instrument evidencing such Award.

     The shares of restricted stock are held by Core Molding, or by an escrow agent designated by Core Molding, during the restricted period and may not be sold, assigned, transferred, pledged or otherwise encumbered until the restrictions have lapsed. The Committee has authority to determine the duration of the restricted period and the conditions under which restricted stock may be forfeited, as well as the other terms and conditions of such awards.

PERFORMANCE UNIT AND PERFORMANCE SHARE AWARDS

     A performance unit or performance share award is an Award of a number of units/shares that represent the right to receive a specified number of shares of common stock or cash, or both, upon satisfaction of certain specified performance goals, subject to such terms and conditions as the Committee determines. Each performance unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the fair market value of a share on the date of grant. Performance Awards are earned to the extent such performance goals established by the Committee are achieved over a period of time specified by the Committee. The Committee has discretion to adjust the performance goals as it deems equitable to reflect events affecting Core Molding or changes in law or accounting principles or other factors, and to determine the extent to which performance Awards that are earned may be paid in the form of cash, common stock or a combination of both.

STOCK APPRECIATION RIGHTS

     The Committee, in its discretion, may grant SARs at any time and from time to time. The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SARs. The Committee shall have complete discretion in determining the number of SARs granted to each participant and the terms and conditions pertaining to such SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable. With respect to a Tandem SAR granted in conjunction with an incentive stock option: (i) the Tandem SAR will expire no later than the expiration of the underlying incentive stock option; (ii) the value of the payout with respect to the Tandem SAR may be for no more than 100% of the difference between the then fair market value on the date of exercise of the common stock subject to such incentive stock option or portion thereof surrendered by the optionee, and the aggregate option exercise price of such common stock; and (iii) the Tandem SAR may be exercised only when the fair market value of the shares subject to the incentive stock option exceeds the option price of the incentive stock option. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes on them.

     The terms of each Award are to be evidenced by a written instrument delivered to the participant. However, the term of an SAR shall not exceed ten years. Any SARs granted under the Plan may not be assigned or transferred except by will or the laws of descent and distribution.

OTHER INCENTIVE AWARDS

     Other Incentive Awards may be granted to participants in such amounts, upon such terms, and at any time and from time to time as shall be determined by the Committee. Each Other Incentive Award grant shall be evidenced by an award agreement that shall specify the amount of the Other Incentive Award granted and the terms and conditions applicable to such award. Except as otherwise provided in an award agreement, Other Incentive Awards may not be assigned or transferred except by will or the laws of descent and distribution.

PERFORMANCE MEASURES

     The performance measure(s) to be used for purposes of grants to named executive officers shall be chosen from among the following alternatives, as reported on the Company's annual 10-K report:

     - Return on Assets, which equals net income divided by total assets

     - Return on Sales, which equals net income divided by net sales

     - Return on Equity, which equals net income divided by total equity

     - Cash Flow Return on Investment, which equals net cash flows divided by owners' equity

     - Operating Income

     - Earnings Before Income Taxes, which equals net income plus taxes

     - Net Earnings, which equals net earnings as reported

     - Earnings Per Share

AMENDMENT OR TERMINATION OF THE PLAN

     The Plan may be altered, amended, suspended or terminated at any time by the Board of Directors in whole or in part; provided, however, that no such alteration, amendment, suspension or termination may adversely affect an optionee's or grantee's rights under any Award theretofore granted under the Plan, except with the consent of such optionee or grantee.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE PLAN

     STOCK OPTIONS. When an optionee exercises a non-qualified stock option, the difference between the option price and any higher fair market value of the shares of common stock, generally on the date of exercise, will be ordinary income to the optionee and generally will be allowed as a deduction for federal income tax purposes to Core Molding. Any gain or loss realized by an optionee on disposition of the common stock acquired upon exercise of a non-qualified stock option generally will be capital gain or loss to such optionee, long-term or short-term depending on the holding period, and will not result in any additional tax consequences to Core Molding. The optionee's basis in the common stock for determining gain or loss on the disposition will be the fair market value of such common stock determined generally at the time of exercise.

     When an optionee exercises an incentive stock option while employed by Core Molding Technologies or a subsidiary or, to the extent permitted under the specific provisions of the Plan, within three months (one year for death or disability) after termination of employment, no ordinary income will be recognized by the optionee at that time, but the excess (if any) of the fair market value of the common stock acquired upon such exercise over the option exercise price will be an adjustment to taxable income for purposes of the federal alternative minimum tax applicable to individuals. If the shares of common stock acquired upon exercise of the incentive stock option are not disposed of prior to the expiration of one year after the date of acquisition and two years after the date of grant of the option, the excess (if any) of the sales proceeds over the aggregate option exercise price of such shares of common stock will be long-term capital gain, but the employer will not be entitled to any tax deduction with respect to such gain. Generally, if the shares of common stock are disposed of prior to the expiration of such periods (a "disqualifying disposition"), the excess of the fair market value of such common stock at the time of exercise over the aggregate option price (but not more than the gain on the disposition if the disposition is a transaction on which a loss, if realized, would be recognized) will be ordinary income at the time of such disqualifying disposition (and Core Molding will generally be entitled to a federal income tax deduction in like amount). Any gain realized by the optionee as a result of a disqualifying disposition that exceeds the amount treated as ordinary income will be capital in nature, long-term or short-term depending on the holding period. If an incentive stock option is exercised more than three months (one year after death or disability) after termination of employment, the tax consequences are the same as described above for non-qualified options.

     RESTRICTED STOCK. In the absence of an election by a participant pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the "Code"), the grant of restricted common stock will not result in taxable income to the participant or a deduction for Core Molding in the year of grant. The value of such restricted common stock will be taxable to the participant in the year in which the restrictions lapse. Alternatively, a participant may elect to treat as income in the year of grant the fair market value of the restricted common stock on the date of grant pursuant to Section 83(b) of the Code, by making the election within 30 days after the date of such grant. If such an election were made, such participant would not be allowed to deduct at a later date the amount included as taxable income if he or she should forfeit the restricted common stock to Core Molding. Core Molding will generally be entitled to a federal income tax deduction equal to the amount of ordinary income recognized by the participant in the year such income is recognized. Prior to the lapse of restrictions, dividends paid on the common stock subject to such restrictions will be taxable to the participant as additional compensation in the year received free of restrictions, and Core Molding will be allowed a corresponding federal income tax deduction.

     SARS. A participant is not taxed upon the grant of SARs. Rather, participants will generally be taxed upon the exercise date, at ordinary income tax rates, on the amount of cash received and the fair market value of any shares of common stock received. However, if the sale of shares of common stock could subject a participant to liability under Section 16(b) of the Exchange Act, such participant generally will not recognize ordinary income with respect to such common stock until the participant is no longer subject to such liability, at which time the participant will recognize ordinary income in an amount equal to the fair market value of the shares of common stock on such date.

     SPECIAL RULES.  Special rules apply to a participant who is subject to
Section 16(b) of the Exchange Act. Certain additional special rules apply if the exercise price for a stock option is paid in shares of common stock previously owned by the optionee rather than in cash and if the Award is held, following the death of a participant, by the executors of the participant's estate.

OTHER MATTERS

     The Plan is designed so that particular Awards may comply with Section 162(m) of the Code. Section 162(m) of the Code prohibits a publicly held corporation, such as Core Molding, from claiming a deduction on its federal income tax return for compensation in excess of $1 million paid for a given fiscal year to the chief executive officer (or person acting in that capacity) at the close of the corporation's fiscal year and the four most highly compensated officers of the corporation, other than the chief executive officer, at the end of the corporation's fiscal year who receive compensation in excess of $100,000. The $1 million compensation deduction limitation does not apply to "performance-based compensation". To the extent that any Award is designed to comply with Section 162(m) of the Code, the Committee shall satisfy the requirements contained in Section 1.162-27(c)(4) of the final regulations promulgated by the Internal Revenue Service under Section 162(m) (the "Final Regulations"). The Final Regulations set forth a number of additional provisions which compensatory plans must contain if the compensation paid thereunder is to qualify as "performance-based" for purposes of Section 162(m). The Plan is intended to satisfy the requirements of the Final Regulations with respect to Awards granted thereunder.

     YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE 2006 LONG-TERM EQUITY INCENTIVE PLAN.

                                   PROPOSAL 3
                 AMENDMENT OF 2002 EMPLOYEE STOCK PURCHASE PLAN

     On March 30, 2006, the Board of Directors approved certain amendments to the 2002 Employee Stock Purchase Plan (the "2002 Plan") as described below. The 2002 Plan provides eligible employees with an opportunity to purchase shares of common stock at a discount through regular payroll deductions.

PROPOSED AMENDMENTS TO THE 2002 PLAN

     Board of Directors has proposed to amend the 2002 Plan to remove the requirement that eligibility to participate in the 2002 Plan is contingent upon one year of employment with the Company or a subsidiary thereof. The 2002 Plan currently states that any employee of the Company or its subsidiaries is eligible to participate in the 2002 Plan, provided that each such employee has been employed by Core Molding Technologies or a subsidiary thereof for at least one year and does not own 5% or more of the total combined voting power or value of all classes of shares of the Company.

     The Board of Directors further approved an amendment to the 2002 Plan to allow eligible employees to participate in the 2002 Plan as of the February 1st, May 1st, August 1st or December 1st following the date on which the employee commences employment, as well as approving certain conforming changes throughout the 2002 Plan as related to such amendment. The 2002 Plan currently states that participation by eligible employees may commence as of the August 1st or February 1st following on the date on which the employee satisfies any eligibility requirements.

     The Board of Directors further approved an amendment to the 2002 Plan to increase the number of shares of common stock that are available for issuance under the 2002 Plan from 200,000 shares to 300,000 shares.

     The above description of the amendments to the 2002 Plan and the descriptions set forth below are qualified in their entirety by reference to the full text of the revised 2002 Plan, as set forth in Exhibit B to this Proxy Statement and made a part hereof. The 2002 Plan as set forth in Exhibit B, is marked to highlight the proposed amendments as approved by the Board of Directors.

SUMMARY OF THE REVISED 2002 STOCK PURCHASE PLAN

     PURPOSE OF THE STOCK PURCHASE PLAN. The purpose of the 2002 Plan is to provide eligible employees of Core Molding Technologies with an opportunity to acquire an equity interest in Core Molding Technologies through the purchase of shares of common stock, and thereby develop an incentive for such employees to remain with Core Molding Technologies, provide a means for such employees to share in the future success of Core Molding Technologies, and link and align the personal interests of such employees to those of Core Molding Technologies' stockholders.

     PLAN ADMINISTRATION. The 2002 Plan will be administered by the Compensation Committee of the Board of Directors or such other committee of at least three directors as may be appointed by the Board of Directors (the "Committee"). The Committee members will serve at the pleasure of the Board of Directors. None of the members of the Committee may be an employee of Core Molding Technologies or be eligible to participate in the 2002 Plan. The Committee will have the authority to prescribe, amend and rescind rules and regulations relating to the 2002 Plan. The Committee also will have authority to interpret the 2002 Plan and correct any defect or supply any omission or reconcile any inconsistency in the 2002 Plan to the extent necessary for the effective operation of the 2002 Plan. Any such determination, decision or action taken by the Committee with respect to the construction, interpretation, administration or application of the 2002 Plan will be conclusive.

     ELIGIBLE EMPLOYEES. Any employee of Core Molding Technologies or its subsidiaries will be eligible to participate in the 2002 Plan. An eligible employee may begin to participate in the 2002 Plan as of the February 1st, May 1st, August 1st or December 1st following the date on which the employee commences employment.

     SECURITIES SUBJECT TO THE PLAN. A maximum of 300,000 shares of common stock are available for issuance under the 2002 Plan (subject to adjustment as described below under the heading "Adjustments Upon Stock Dividend, Stock Split or Other Recapitalization"). The shares of common stock subject to the 2002 Plan generally shall be previously issued Common Shares acquired by Core Molding Technologies. The Board of Directors, however, may determine, in its sole discretion, that the shares of common stock to be purchased under the 2002 Plan will be authorized and unissued shares of common stock. To the extent that Core Molding Technologies issues shares of common stock under the 2002 Plan, the amounts received by Core Molding Technologies will provide additional capital for Core Molding Technologies and may be used for any corporate purpose of Core Molding Technologies.

     RIGHTS TO PURCHASE. Upon effectiveness of the 2002 Plan, the Committee will authorize one or more offerings ("Offering" or "Offerings"), pursuant to which eligible employees may purchase, through authorized payroll deductions, shares of common stock subject to the 2002 Plan. Each Offering shall be made over the course of an offering period (the "Offering Period") which will consist of one fiscal quarter of the plan year (running the twelve month period beginning each August 1st and ending the following July 31st) (the "Plan Year").

     Each eligible employee who desires to become a participant in the 2002 Plan may do so by completing and submitting an Enrollment/Change Form. The employee will specify on such Enrollment/Change Form a contribution percentage or amount that the employee wishes to authorize Core Molding Technologies to deduct at regular payroll intervals, which amount shall not be less than $5.00 per pay period. The amounts withheld through such payroll deductions will be credited to a cash account ("Cash Account") for each participating employee. Interest will not accrue on amounts deposited in an employee's Cash Account.

     Each participating employee who has enrolled in the 2002 Plan will be granted a right to purchase shares of common stock subject to the 2002 Plan (a "Right to Purchase"), on the last business day of each Offering (the "Right to Purchase Date"). A custodian ("Custodian") appointed by Core Molding Technologies for the 2002 Plan will purchase the maximum number of whole shares of common stock that the Custodian can purchase with the amounts in the employee's Cash Account. The Custodian will make such purchases beginning on the Right to Purchase Date. Amounts remaining in the Cash Account after such purchase will remain in the Cash Account for use during the next Offering Period.

     The purchase price for the shares of common stock (the "Right to Purchase Price") will be 85% of the fair market value of the shares of common stock as of the Right to Purchase Date. Fair market value will equal the average of the high and low price per share of common stock (or, if applicable, the price per share of common stock paid by the Custodian) on the American Stock Exchange, or on any national stock exchange, on the Right to Purchase Date or, if no sales of shares of common stock were made on such date, on the next preceding date on which sales of common stock were made on the American Stock Exchange or other national stock exchange.

     The Custodian will establish and maintain a share account for each participating employee and will credit to such account the number of shares of common stock purchased for such employee. A participating employee may withdraw all or a portion of the shares of common stock credited to the employee's share account by written notice to the Custodian given at least twenty days in advance of each February 1, May 1, August 1 or December 1. The employee can withdraw such shares of common stock on a first-in first-out basis. The Custodian will charge the employee a fee (agreed to by Core Molding Technologies and the

Custodian) for such withdrawal and deliver to the participating employee a share certificate issued in the employee's name for the number of whole shares of common stock that the employee wishes to withdraw from the employee's share account. Shares of common stock withdrawn by a participating employee will be registered and issued only in the name of such participating employee.

     Any cash dividends paid with respect to the shares of common stock credited to a participating employee's share account will be added to the employee's Cash Account and applied to the exercise of Rights to Purchase on the immediately succeeding Right to Purchase Date. Accordingly, an election by an employee to leave shares of common stock with the Custodian will constitute an election to apply any cash dividends with respect to such shares of common stock to the exercise of Rights to Purchase. A participating employee may, by written notice to Core Molding Technologies at least twenty days prior to each February 1, May 1, August 1 or December 1, increase or decrease the amount of the participating employee's payroll deduction. In addition, the participating employee may discontinue payroll deductions, as of any future date specified by Core Molding Technologies for making the payroll deductions (the "Payroll Deduction Date(s)"), by written notice delivered to Core Molding Technologies at least twenty days in advance of such Payroll Deduction Date. The employee thereafter may not resume deductions until the next following February 1, May 1, August 1 or December 1. Amounts remaining in a participating employee's Cash Account who ceases payroll deductions will be used on the next Right to Purchase Date to purchase shares of common stock. The Committee may impose such other restrictions on the right to cease payroll deductions as it deems appropriate.

     The Company at its option, at any time after the end of an Offering Period, may close the Cash Account of an eligible employee not participating in another Offering under the 2002 Plan. In that event, any balance remaining in the employee's Cash Account will be refunded to the employee. In addition, Core Molding Technologies at its option, at any time after the end of an Offering Period, may close the share accounts related to such Offering. In that event, the Custodian will deliver to each participating employee in that Offering a share certificate issued in the employee's name for the number of whole Common Shares credited to the employee's share account without charging a withdrawal fee.

     LIMITATIONS ON GRANT OF RIGHT TO PURCHASE AND GOVERNMENT REGULATION. The number and market value of the shares of common stock purchased by any participating employee under the 2002 Plan may not exceed certain limitations. These limitations prohibit the grant of a Right to Purchase (i) if, immediately after such Right to Purchase is granted, such employee would own, and/or hold outstanding options or rights to purchase, shares of Core Molding Technologies possessing 5% or more of the total combined voting power or value of all classes of shares of Core Molding Technologies; or (ii) which permits an employee's rights to purchase shares of common stock under all employee stock purchase plans of Core Molding Technologies to accrue at a rate which exceeds $25,000 of fair market value of such shares of common stock (determined as of the date such Right to Purchase is granted) for each calendar year in which such Right to Purchase is outstanding.

     The Company's obligation to issue, sell or deliver any shares of common stock under the 2002 Plan also is subject to all applicable laws and regulations and to the approval of any governmental or regulatory authority required in connection with such issuance, sale or delivery. The Company will not be required to issue, sell or deliver any shares of common stock under the 2002 Plan prior to (i) approval of such shares of common stock for any required listing on any national stock exchange; and (ii) the completion of any registration or other qualification of such shares of common stock under any state or federal law or any ruling or regulation of any governmental or regulatory authority which Core Molding Technologies in its sole discretion determines to be necessary or advisable.

     RIGHTS AS STOCKHOLDERS. A participating employee will not have any of the rights or privileges of a stockholder with respect to shares of common stock subject to an unexercised Right to Purchase. A participating employee who has exercised a Right to Purchase will have all the rights and privileges of a stockholder immediately following such exercise.

     TERMINATION OF EMPLOYMENT. If the employment of a participating employee terminates for any reason, including death, disability, retirement or other cause, the employee's participation in the 2002 Plan will terminate automatically as of the date of the employee's termination. As soon as practicable following the former employee's termination, Core Molding Technologies will refund to such former employee (or beneficiary in the case of the former employee's death) any and all amounts in the former employee's Cash Account. In addition, the Custodian will deliver to the former employee (or beneficiary) a share certificate issued in the former employee's name for the number of whole shares of common stock credited to the former employee's share account through prior Offerings.

     RESTRICTION UPON ASSIGNMENT. Rights to Purchase are not assignable or transferable (including by pledge or hypothecation) and are exercisable during a participating employee's lifetime only by such employee. The Company will not recognize and has no duty to recognize any assignment or purported assignment by a participating employee of such employee's Rights to Purchase or of any rights under the Rights to Purchase.

     ADJUSTMENTS UPON STOCK DIVIDEND, STOCK SPLIT OR OTHER RECAPITALIZATION. In the event of any change in the outstanding shares of common stock, by reason of a stock dividend, recapitalization, merger, consolidation, split-up, combination or exchange of shares, or the like, appropriate adjustments shall be made to the aggregate number and class of shares subject to the 2002 Plan, the number and class of shares subject to outstanding Rights to Purchase, the purchase price per share (in the case of shares subject to outstanding Rights to Purchase), and the number and class of shares which may be subscribed to by any one employee. The Committee may make such other adjustments as it deems equitable.

     DURATION AND AMENDMENT OF THE PLAN. The 2002 Plan will continue in effect until the earlier to occur of (i) the purchase by eligible employees of all shares of common stock subject to the 2002 Plan; or (ii) the termination of the 2002 Plan by the Board of Directors. No termination of the 2002 Plan may affect any Rights to Purchase previously granted under the 2002 Plan.

     The Company reserves the right to amend, suspend, modify or terminate the 2002 Plan at any time. The Committee, however, generally may not make any changes or additions that would adversely affect Rights to Purchase previously granted under the 2002 Plan. In addition, the Committee generally may not make any amendment without prior stockholder approval if such amendment would (i) increase the aggregate number of shares of common stock subject to the 2002 Plan or which may be subscribed to by an eligible employee; (ii) decrease the minimum purchase price for a share of common stock, or (iii) change any of the provisions of the 2002 Plan relating to eligibility for participation in Offerings.

     INTEREST OF ELIGIBLE EMPLOYEES IN THE PLAN. All employees of Core Molding Technologies will be able to participate in the 2002 Plan if they satisfy the eligibility requirements of the 2002 Plan detailed above. As of December 31, 2005, Core Molding Technologies employed a total of 1,377 employees.

     The Company's employees currently include the executive officers named in the Summary Compensation Table set forth above under the heading "EXECUTIVE COMPENSATION". No current director or person nominated to become a director at the annual meeting is currently an employee of Core Molding Technologies, other than James L. Simonton, President and Chief Executive Officer.

     All eligible employees will have discretion to determine whether or not they wish to participate in the 2002 Plan. Accordingly, Core Molding Technologies has not and cannot determine the benefits or amounts that will be received by or allocated to any employee of Core Molding Technologies.

     YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENTS TO THE 2002 EMPLOYEE STOCK PURCHASE PLAN.

                                   PROPOSAL 4
                   RATIFICATION OF APPOINTMENT OF INDEPENDENT
                       REGISTERED PUBLIC ACCOUNTING FIRM

     The Board of Directors has appointed the firm of Deloitte & Touche to audit the financial statements of Core Molding Technologies for the fiscal year ending December 31, 2006. Core Molding Technologies expects a representative of Deloitte & Touche to attend the annual meeting. Core Molding Technologies will provide the representative with an opportunity to make a statement if he or she desires to do so. Core Molding Technologies expects that the representative will be available to respond to appropriate questions.

     Core Molding Technologies is presenting the appointment of Deloitte & Touche as independent registered public accounting firm for ratification at the annual meeting. While ratification by stockholders of this appointment is not required by law or the Certificate of Incorporation or Bylaws of Core Molding Technologies, management believes that such ratification is desirable. In the event this appointment is not ratified by a majority vote of stockholders, the Board of Directors will consider that fact when it appoints an independent registered public accounting firm for the next fiscal year. The Board has adopted policies requiring the Audit Committee to pre-approve all audit and non-audit services provided by Core Molding Technologies' independent registered public accounting firm. All auditing services and non-audit services provided by Deloitte & Touche for the year ended December 31, 2005 have been approved by the Audit Committee.

     YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP.

     The management of Core Molding Technologies and the Board of Directors of Core Molding Technologies know of no matters to be brought before the annual meeting other than as set forth above. If, however, any other matters are properly presented to the stockholders for action, it is the intention of the persons named in the proxy to vote at their discretion on all matters on which the shares of common stock represented by such proxies are entitled to vote.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          Malcolm M. Prine
                                          Chairman of the Board

Dated: April 17, 2006

                                                                       EXHIBIT A

                        CORE MOLDING TECHNOLOGIES, INC.
                      2006 LONG-TERM EQUITY INCENTIVE PLAN

                                  ARTICLE ONE

                     ESTABLISHMENT, OBJECTIVES AND DURATION

     1.1 ESTABLISHMENT OF THE PLAN. Core Molding Technologies, Inc., a Delaware corporation (the "Company"), hereby adopts, effective March 30, 2006, the Core Molding Technologies, Inc. 2006 Long-Term Equity Incentive Plan as set forth in this document. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares and Performance Units, and Other Incentive Awards.

     1.2 OBJECTIVES OF THE PLAN. The objectives of the Plan are to optimize the profitability and growth of the Company through incentives which are consistent with the Company's goals and which link and align the personal interests of Participants with an incentive for excellence in individual performance; and to promote teamwork.

     The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract and retain the services of Participants who make significant contributions to the Company's success and to allow Participants to share in the success of the Company.

     1.3 DURATION OF THE PLAN. The Plan shall commence on the Effective Date, as described in Section 1.1 hereof, and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to Article 16 hereof, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions. However, in no event may an Award be granted under the Plan on or after December 31, 2015.

                                  ARTICLE TWO

                                  DEFINITIONS

     Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:

     "Award" means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares or Performance Units, or Other Incentive Awards.

     "Award Agreement" means an agreement entered into by the Company and each Participant setting forth the terms and provisions applicable to Awards granted under this Plan.

     "Beneficial Owner" or "Beneficial Ownership" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

     "Board" or "Board of Directors" means the Board of Directors of the Company.

     "Change in Control" of the Company means any one or more of the following:

          (a) The Company is merged, consolidated or reorganized into or with another corporation, partnership, limited liability company, trust, or other legal person (collectively referred herein as a "Business Entity"), and immediately after such merger, consolidation, or reorganization less than fifty percent (50%) of the combined voting power of the then-outstanding securities of such Business Entity immediately after such transaction are held in the aggregate by the holders of voting stock of the Company immediately prior to such transaction;

          (b) The Company sells all or substantially all of its assets to any other Business Entity, and less than fifty percent (50%) of the combined voting power of the then-outstanding securities of such Business Entity immediately after such sale are held in the aggregate by the holders of voting stock of the Company immediately prior to such sale; or

          (c) There is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Securities Exchange Act of 1934 ("Exchange Act"), disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) or group of persons acting in concert has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of securities representing fifty percent (50%) or more of the voting stock of the Company.

          (d) The Company files a report or proxy statement with the Securities and Exchange Commission pursuant to the Exchange Act disclosing in response to Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) that a change in control of the Company has or may have occurred or will or may occur in the future pursuant to any then-existing contract or transaction; or

          (e) If during any period of two consecutive years, individuals who at the beginning of any such period constitute the Directors of the Company cease for any reason to constitute at least a majority thereof, provided, however, that for purposes of this paragraph (e) each Director who is first elected, or first nominated for election by the Company's stockholders, by a vote of at least two-thirds of the Directors of the Company (or a committee thereof) then still in office who were Directors of the Company at the beginning of any such period will be deemed to have been a Director of the Company at the beginning of such period.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     "Committee" means the Compensation Committee of the Board, as specified in
Article 3 herein, or such other Committee appointed by the Board to administer the Plan with respect to grants of Awards.

     "Common Stock" means the common stock of the Company.

     "Company" means Core Molding Technologies, Inc., a Delaware corporation, and the Company's Subsidiaries, as well as any successor to any of such entities as provided in Article 19 herein.

     "Director" means any individual who is a member of the Board of Directors of the Company.

     "Disability" shall have the meaning ascribed to such term in the Participant's governing long-term disability plan. To the extent that a Participant is not covered under a long-term disability plan, the term "Disability" shall have the meaning ascribed to the term "permanent and total disability" under Section 22(e)(3) of the Code, or any successor provision thereto.

     "Effective Date" shall have the meaning ascribed to such term in Section
1.1 hereof.

     "Employee" means any employee of the Company. Nonemployee Directors shall not be considered Employees under this Plan unless specifically designated otherwise.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

     "Fair Market Value" shall be determined on the basis of the average of the high and low sale prices on the principal securities exchange on which the Shares are publicly traded or, if there is no such sale on the relevant date, then on the last previous day on which a sale was reported.

     "Freestanding SAR" means an SAR that is granted independently of any Options, as described in Article 7 herein.

     "Incentive Stock Option" or "ISO" means an option to purchase Shares granted under Article 6 herein and which is designated as an Incentive Stock Option and which is intended to meet the requirements of Code Section 422.

     "Insider" shall mean an individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner of any class of the Company's equity securities that it registered pursuant to Section 12 of the Exchange Act, as defined under Section 16 of the Exchange Act.

     "Named Executive Officer" means a Participant who, as of the date of vesting and/or payout of an Award, as applicable, is one of the group of "covered employees," as defined in the regulations promulgated under Code
Section 162(m), or any successor statute.

     "Nonemployee Director" means an individual who is a member of the Board of Directors of the Company but who is not an Employee of the Company or a Subsidiary.

     "Nonqualified Stock Option" or "NQSO" means an option to purchase Shares granted under Article 6 herein and which is not intended to meet the requirements of Code Section 422.

     "Option" means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 6 herein.

     "Option Price" means the price at which a Share may be purchased by a Participant pursuant to an Option.

     "Other Incentive Award" means an award granted pursuant to Article 10 hereof.

     "Participant" means an Employee or Nonemployee Director who has outstanding an Award granted under the Plan.

     "Performance-Based Exception" means the performance-based exception from the tax deductibility limitations of Code Section 162(m).

     "Performance Period" means the time period during which performance goals must be achieved with respect to an Award, as determined by the Committee.

     "Performance Share" means an Award granted to a Participant, as described in Article 9 herein.

     "Performance Unit" means an Award granted to a Participant, as described in
Article 9 herein.

     "Period of Restriction" means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals, and/or upon the occurrence of other events as determined by the Committee at its discretion), and the Shares are subject to a substantial risk of forfeiture, as provided in Article 8 herein.

     "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

     "Restricted Stock" means an Award granted to a Participant pursuant to
Article 8 herein.

     "Retirement" means the normal retirement date on which a Participant qualifies for full retirement benefits under the Company's qualified retirement plan, as identified by the Committee. In the event that a Participant is not covered under any qualified retirement plan maintained by the Company, the term 'Retirement' shall mean the date on which such Participant attains age 65.

     "Shares" means the shares of common stock of the Company.

     "Share Pool" means the number of shares authorized for issuance under paragraph 4.1, as adjusted for awards and payouts under paragraph 4.2 and as adjusted for changes in corporate capitalization under paragraph 4.3.

     "Stock Appreciation Right" or "SAR" means an Award, granted alone or in connection with a related Option, designated as an SAR, pursuant to the terms of
Article 7 herein.

     "Subsidiary" means any corporation, partnership, joint venture, affiliate or other entity in which the Company has a majority voting interest, and which the Committee designates as a participating entity in the Plan.

     "Tandem SAR" means an SAR that is granted in connection with a related Option pursuant to Article 7 herein, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be canceled).

                                 ARTICLE THREE

                                 ADMINISTRATION

     3.1 THE COMMITTEE. The Plan shall be administered by the Compensation Committee of the Board or by any other Committee appointed by the Board. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors. Notwithstanding any provision contained herein, to the extent that any Award is designed to comply with the Performance-Based Exception, the Committee shall satisfy the requirements contained in Section 1.162-27(c)(4) of the final regulations promulgated by the Internal Revenue Service under Section 162(m) of the Code. For purposes of granting Awards under the Plan, the Committee shall be composed of not less than the minimum number of persons from time to time required by Rule 16b-3 under the Exchange Act, each of whom shall be a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act, or any successor rule or regulation.

     3.2 AUTHORITY OF THE COMMITTEE. Except as limited by law or by the Certificate of Incorporation or Bylaws. of the Company, and subject to the provisions herein, the Committee shall have full power to select Employees and Nonemployee Directors who shall participate in the Plan; determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; construe and interpret the Plan and any agreement or instrument entered into under the plan; establish, amend or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article 16 herein) amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law, the Committee may delegate its authority as identified herein.

     3.3 DECISIONS BINDING. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Board shall be final, conclusive and binding on all persons, including the Company, its stockholders, Employees, Participants and their estates and beneficiaries.

                                  ARTICLE FOUR

                 SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS

     4.1 NUMBER OF SHARES AVAILABLE FOR GRANTS. Subject to adjustment as provided in Section 4.3 herein, the number of Shares hereby reserved for issuance under the Plan shall be Three Million (3,000,000). The Committee shall determine the appropriate methodology for calculating the number of Shares issued pursuant to the Plan.

     Unless and until the Committee determines that an Award to a Named Executive Officer shall not be designed to comply with the Performance-Based Exception, the following rules shall apply to grants of such Awards under the
Plan:

          (a) The maximum aggregate number of Shares (including Options, SARs, Restricted Stock, Performance Units and Performance Shares paid out in Shares, or Other Incentive Awards paid out in Shares) that may be granted or that may vest, as applicable, in any fiscal year pursuant to any Award held by any Named Executive Officer shall be Two Hundred Thousand (200,000). For this purpose, to the extent that any Option is canceled (as described in Section 1.162-27 (e) (2) (vi) (B) of the final regulations under Section 162(m) of the Code, such canceled Option shall continue to be counted against the maximum number of Shares for which Options may be granted to a Named Executive Officer under the Plan; and

          (b) The maximum aggregate cash payout (including Performance Units and Performance Shares paid out in cash, or Other Incentive Awards paid out in cash) with respect to Awards granted in any fiscal year which may be made to any Named Executive Officer shall be One Hundred Twenty-Five Thousand Dollars ($125,000).

     4.2 LAPSED AWARDS. If any Award granted under this Plan is canceled, terminates, expires, or lapses for any reason (with the exception of the termination of a Tandem SAR upon exercise of the related Option, or the termination of a related Option upon exercise of the corresponding Tandem SAR), any Shares subject to such Award again shall be available for the grant of an Award under the Plan.

     4.3 ADJUSTMENTS IN AUTHORIZED SHARES. In the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section
368), or any partial or complete liquidation of the Company, such adjustment shall be made in the number and class of Shares available in the Share Pool and in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Award shall always be a whole number.

                                  ARTICLE FIVE

                         ELIGIBILITY AND PARTICIPATION

     5.1 ELIGIBILITY. Persons eligible to participate in this Plan include (a) all officers and key employees of the Company, as determined by the Committee, including Employees who are members of the Board and Employees who reside in countries other than the United States of America and (b) all Nonemployee Directors.

     5.2 ACTUAL PARTICIPATION. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees and Nonemployee Directors those to whom Awards shall be granted and shall determine the nature and amount of each Award.

                                  ARTICLE SIX

                                 STOCK OPTIONS

     6.1 GRANT OF OPTIONS. Subject to the terms and provisions of the Plan, Options may be granted, either by the Committee or the Board, to one or more Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee. The Committee or the Board shall have the authority to grant Incentive Stock Options or to grant Nonqualified Stock Options or to grant both types of Options. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to, and comply with, such rules as may be prescribed by Section 422 of the Code, as from time to time amended, and any regulations implementing such statute, including, without limitation, the requirements of Code Section 422(d) which limit the aggregate Fair Market Value of Shares (determined at the time that such Option is granted) for which Incentive Stock Options are exercisable for the first time to $100,000 per calendar year, and the requirement that Incentive Stock Options may only be granted to Employees. Each provision of the Plan and of each written Award Agreement relating to an Option designated as an Incentive Stock Option shall be construed so that such Option qualifies as an Incentive Stock Option, and any provision that cannot be so construed shall be disregarded.

     6.2 AWARD AGREEMENT. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine. The Award Agreement also shall specify whether the Option is intended to be an ISO or an NQSO.

     6.3 OPTION PRICE. The Option Price for each grant of an Option under this Plan shall be at least equal to one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted. Notwithstanding any provision contained herein, in the case of an Incentive Stock Option, the exercise price at the time such Incentive Stock Option is granted to any Employee who, at the time of such grant, owns (within the meaning of Section 424(d) of the Code) more than ten percent of the voting power of all classes of stock of the Company or a Subsidiary, shall not be less than 110% of the per Share Fair Market Value on the date of grant.

     6.4 DURATION OF OPTIONS. Each Option shall expire at such time as the Committee shall determine at the time of grant; provided, however, that in the case of an Incentive Stock Option, an Employee may not exercise such Incentive Stock Option after the date which is ten years (five years in the case of a Participant who owns more than ten percent of the voting power of the Company or a Subsidiary) after the date on which such Incentive Stock Option is granted.

     6.5 EXERCISE OF OPTIONS. Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant.

     6.6 PAYMENT. Options granted under this Article 6 shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

     The Option Price upon exercise of any Option shall be payable to the Company in full either: (a) in cash or its equivalent, or (b) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares that are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price), or (c) by a combination of
(a) and (b).

     As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

     6.7 RESTRICTIONS ON SHARE TRANSFERABILITY. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

     6.8 TERMINATION OF EMPLOYMENT. Each Option Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant's employment with (or service to) the Company and/or its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment or service.

     6.9  NONTRANSFERABILITY OF OPTIONS.

     (a) INCENTIVE STOCK OPTIONS. No ISO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

     (b) NON-QUALIFIED STOCK OPTIONS. Except as otherwise provided in a Participant's Award Agreement, no NQSO granted under this Article 6 may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, all NQSOs granted to a Participant under this Article 6 shall be exercisable during his or her lifetime only by such Participant.

                                 ARTICLE SEVEN

                           STOCK APPRECIATION RIGHTS

     7.1 GRANT OF SARs. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SAR.

     The Committee shall have complete discretion in determining the number of SARs granted to each Participant (subject to Article 4 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.

     Unless otherwise designated by the Committee at the time of grant, the grant price of a Freestanding SAR shall equal the Fair Market Value of a Share on the date of grant of the SAR. The grant price of Tandem SARs shall equal the Option Price of the related Option.

     7.2 EXERCISE OF TANDEM SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

     Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (i) the Tandem SAR will expire no later than the expiration of the underlying ISO; (ii) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Option Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

     7.3 EXERCISE OF FREESTANDING SARs. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them.

     7.4 SAR AGREEMENT. Each SAR grant shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, and such other provisions as the Committee shall determine.

     7.5 TERM OF SARs. The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided, however, that unless otherwise designated by the Committee, such term shall not exceed ten
(10) years.

     7.6 PAYMENT OF SAR AMOUNT. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

          (a) The difference between the Fair Market Value of a Share on the date of exercise over the grant price; by

          (b) The number of Shares with respect to which the SAR is exercised.

     At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, in Restricted Shares of equivalent value, or in some combination thereof.

     7.7 TERMINATION OF EMPLOYMENT. Each SAR Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant's employment with (or service to) the Company and/or its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all SARs issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment or service.

     7.8 NON-TRANSFERABILITY OF SARs. Except as otherwise provided in a Participant's Award Agreement, no SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

                                 ARTICLE EIGHT

                                RESTRICTED STOCK

     8.1 GRANT OF RESTRICTED STOCK. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Participants in such amounts as the Committee shall determine.

     8.2 RESTRICTED STOCK AGREEMENT. Each Restricted Stock grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock granted, and such other provisions as the Committee shall determine.

     8.3 TRANSFERABILITY. Except as provided in this Article 8, the Shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Restricted Stock Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Restricted Stock Agreement. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant.

     8.4 OTHER RESTRICTIONS. Subject to Article 11 herein, the Committee may impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, a requirement that Participants own a certain amount of Shares before vesting shall occur, restrictions based upon the achievement of specific performance goals (Company-wide, divisional, and/or individual), time-based restrictions on vesting following the attainment of the performance goals, requirement and/or restrictions under applicable federal or state securities laws.

     The Company shall retain the certificates representing Shares of Restricted Stock in the Company's possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied.

     Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the applicable Period of Restriction.

     8.5 VOTING RIGHTS. Unless otherwise designated by the Committee at the time of grant, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares during the Period of Restriction.

     8.6 DIVIDENDS AND OTHER DISTRIBUTIONS. Unless otherwise designated by the Committee at the time of grant, Participants holding Shares of Restricted Stock granted hereunder may be credited with regular cash dividends paid with respect to the underlying Shares while they are so held during the Period of Restriction. The Committee may apply any restrictions to the dividends that the Committee deems appropriate. Without limiting the generality of the preceding sentence, if the grant of vesting of Restricted Stock granted to a Named Executive Officer is designed to comply with the requirements of the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Restricted Stock, such that the dividends and/or the Restricted Stock maintain eligibility for the Performance-Based Exception.

     8.7 TERMINATION OF EMPLOYMENT. Each Restricted Stock Award Agreement shall set forth the extent to which the Participant shall have the right to receive unvested Restricted Shares following termination of the Participant's employment with (or service to) the Company and/or its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment or service; provided, however, that, except in the cases of terminations connected with a Change in Control, terminations by reason of death or Disability, and except for Restricted Shares paid to Participants upon SAR exercise, the vesting of Shares of Restricted Stock which qualify for the Performance-Based Exception and which are held by Named Executive Officers shall not occur prior to the time they otherwise would have, but for the employment termination.

                                  ARTICLE NINE

                    PERFORMANCE UNITS AND PERFORMANCE SHARES

     9.1 GRANT OF PERFORMANCE UNITS AND PERFORMANCE SHARES. Subject to the terms of the Plan, Performance Units and/or Performance Shares may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

     9.2 VALUE OF PERFORMANCE UNITS/SHARES. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units/Shares that will be paid out to the Participant. For purposes of this Article 9, the time period during which the performance goals must be met shall be called a "Performance Period."

     9.3 EARNING OF PERFORMANCE UNITS/SHARES. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/Shares shall be entitled to receive payout on the number and value of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved, as established by the Committee.

     9.4 FORM AND TIMING OF PAYMENT OF PERFORMANCE UNITS/SHARES. Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned Performance Units/Shares in the form of cash or in Shares (or in a combination thereof) which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period. Such Shares may be granted subject to any restrictions deemed appropriate by the Committee.

     At the discretion of the Committee, Participants may be entitled to receive any dividends declared with respect to Shares which have been earned in connection with grants of Performance Units and/or Performance Shares which have been earned, but not yet distributed to Participants (such dividends shall be subject to the same accrual, forfeiture, and payout restrictions as apply to dividends earned with respect to Shares of Restricted Stock, as set forth in
Section 8.6 herein). In addition, Participants may, at the discretion of the Committee, be entitled to exercise their voting rights with respect to such Shares.

     9.5 TERMINATION OF EMPLOYMENT DUE TO DEATH, DISABILITY OR RETIREMENT. Unless otherwise designated by the Committee, and set forth in the Participant's Award Agreement, in the event the employment (or service) of a Participant is terminated due to death, Disability or Retirement during a Performance Period, the Participant shall receive a prorated payout of the Performance Units/Shares. The prorated payout shall be determined by the Committee, shall be based upon the length of time that the Participant held the Performance Units/Shares during the Performance Period and shall further be adjusted based on the achievement of the preestablished performance goals.

     Payment of earned Performance Units/Shares shall be made at a time specified by the Committee in its sole discretion and set forth in the Participant's Award Agreement. Notwithstanding the foregoing, with respect to Named Executive Officers who retire during a Performance Period, payments shall be made at the same time as payments are made to Participants who did not terminate employment during the applicable Performance Period.

     9.6 TERMINATION OF EMPLOYMENT FOR OTHER REASONS. In the event that a Participant's employment (or service) terminates for any reason other than those reasons set forth in Section 9.5 herein, all Performance Units/Shares shall be forfeited by the Participant to the Company unless determined otherwise by the Committee, as set forth in the Participant's Award Agreement.

     9.7 NONTRANSFERABILITY. Except as otherwise provided in a Participant's Award Agreement, Performance Units/Shares may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, a Participant's rights under the Plan shall be exercisable during the Participant's lifetime only by the Participant or the Participant's legal representative.

                                  ARTICLE TEN

                             OTHER INCENTIVE AWARDS

     10.1 GRANT OF OTHER INCENTIVE AWARDS. Subject to the terms and provisions of the Plan, Other Incentive Awards may be granted to Participants in such amount, upon such terms, and at any time and from time to time as shall be determined by the Committee.

     10.2 OTHER INCENTIVE AWARD AGREEMENT. Each Other Incentive Award grant shall be evidenced by an Award Agreement that shall specify the amount of the Other Incentive Award granted, the terms and conditions applicable to such grant, the applicable Performance Period and performance goals, and such other provisions as the Committee shall determine, subject to the terms and provisions of the Plan.

     10.3 NONTRANSFERABILITY. Except as otherwise provided in a Participant's Award Agreement, Other Incentive Awards may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

     10.4 FORM AND TIMING OF PAYMENT OF OTHER INCENTIVE AWARDS. Payment of Other Incentive Awards shall be made at such times and in such form, in cash, in Shares, or in Restricted Shares (or a combination thereof), as established by the Committee subject to the terms of the Plan. Such Shares may be granted subject to any restrictions deemed appropriate by the Committee. Without limiting the generality of the foregoing, annual incentive awards may be paid in the form of Shares and/or Other Incentive Awards (which may or may not be subject to restrictions, at the discretion of the Committee).

                                 ARTICLE ELEVEN

                              PERFORMANCE MEASURES

     Unless and until the Committee proposes for shareholder vote and shareholders approve a change in the general performance measures set forth in this Article 11, the attainment of which may determine the degree of payout and/or vesting with respect to Awards to Named Executive Officers which are designed to qualify for the Performance-Based Exception, the performance measure(s) to be used for purposes of such grants shall be chosen from among the following alternatives, as reported on the Company's annual 10-K report:

          (a) Return on Assets ("ROA") which equals net income divided by total assets.

          (b) Return on Sales ("ROS") which equals net income divided by net sales.

          (c) Return on Equity ("ROE") which equals net income divided by total equity.

          (d) Cash Flow Return on Investment ("CFROI") which equals net cash flows divided by owners' equity.

          (e) Operating Income.

          (f) Earnings Before Income Taxes ("EBIT") which equals net income plus taxes.

          (g) Net Earnings which equals net earnings as reported.

          (h) Earnings Per Share.

     The Committee shall have the discretion to adjust the determinations of the degree of attainment of the preestablished performance goals; provided, however, that Awards which are designed to qualify for the Performance-Based Exception, and which are held by Named Executive Officers, may not be adjusted upward (the Committee shall retain the discretion to adjust such Awards downward).

     In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing performance measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Committee may make such grants for the Performance-Based Exception, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and, thus, which use performance measures other than those specified above. To the extent that the Committee determines that it is advisable to grant Awards in compliance with the Performance-Based Exception, the Committee must certify, in writing, prior to the payment of any compensation under the Award, that the performance goals and any other material terms were in fact satisfied.

                                 ARTICLE TWELVE

                            BENEFICIARY DESIGNATION

     Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

                                ARTICLE THIRTEEN

                                   DEFERRALS

     The Committee may permit a Participant to defer such Participant's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Stock, or the satisfaction of any requirements or goals with respect to Performance Units/Shares or Other Incentive Awards. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals. Any such deferral shall be made in a manner consistent with the requirements of Section 409A of the Code.

                                ARTICLE FOURTEEN

                 RIGHTS OF EMPLOYEES AND NONEMPLOYEE DIRECTORS

     14.1 EMPLOYMENT. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company.

     14.2 PARTICIPATION. No Employee or Nonemployee Director shall have the right to be selected to receive an Award under this Plan or, having been so selected, to be selected to receive a future Award.

                                ARTICLE FIFTEEN

                               CHANGE IN CONTROL

     15.1 TREATMENT OF OUTSTANDING AWARDS. Upon the occurrence of a Change in Control, unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges:

          (a) Any and all Options and SARs granted hereunder shall become immediately exercisable, and shall remain exercisable throughout their entire term, and any cash or property received upon exercise of any Option or SAR shall be free from further restriction;

          (b) Any restriction periods and restrictions imposed on Restricted Shares shall lapse; and

          (c) Unless otherwise specified in Participant's Award Agreement at time of grant, the target payout opportunities attainable under all outstanding Awards of Performance Units and Performance Shares and Other Incentive Awards shall be deemed to have been fully earned for the entire Performance period(s) as of the effective date of the Change in Control. The vesting of all such Awards shall be accelerated as of the effective date of the Change in Control and, in full settlement of such Awards, there shall be paid out to Participants (in Shares for Awards normally paid in Shares and in cash for Awards normally paid in cash) within thirty (30) days following the effective date of the Change in Control a pro rata portion of all targeted Award opportunities associated with such outstanding Awards, based on the number of complete and partial calendar months within the Performance Period which had elapsed as of such effective date.

     15.2 TERMINATION, AMENDMENT AND MODIFICATIONS OF CHANGE IN CONTROL PROVISIONS. Notwithstanding any other provision of this Plan or any Award Agreement provision, the provisions of this Article 15 may not be terminated, amended or modified to affect adversely any Award theretofore granted under the Plan without the prior written consent of the Participant with respect to said Participant's outstanding Awards.

                                ARTICLE SIXTEEN

                    AMENDMENT, MODIFICATION AND TERMINATION

     16.1 AMENDMENT, MODIFICATION AND TERMINATION. The Board may at any time and from time to time alter, amend, suspend or terminate the Plan in whole or in part.

     16.2 AWARDS PREVIOUSLY GRANTED. No termination, amendment or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

     16.3 COMPLIANCE WITH CODE SECTION 162(m). At all times when Code Section 162(m) is applicable, all Awards granted under this Plan to Named Executive Officers shall comply with the requirements of Code Section 162(m); provided, however, that in the event the Committee determines that such compliance is not desired with respect to any Award or Awards available for grant under the Plan, then compliance with Code Section 162(m) will not be required. In addition, in the event that changes are made to Code Section 162(m) to permit greater flexibility with respect to any Award or Awards available under the Plan, the Committee may, subject to this Article 16, make any adjustments it deems appropriate.

                               ARTICLE SEVENTEEN

                                  WITHHOLDING

     17.1 TAX WITHHOLDING. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

     17.2 SHARE WITHHOLDING. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of Awards granted hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All such elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

                                ARTICLE EIGHTEEN

                                INDEMNIFICATION

     Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan. Such person shall be indemnified by the Company for all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

                                ARTICLE NINETEEN

                                   SUCCESSORS

     All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.

                                 ARTICLE TWENTY

                               LEGAL CONSTRUCTION

     20.1 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein shall also include the feminine, the plural shall include the singular, and the singular shall include the plural.

     20.2 SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     20.3 REQUIREMENTS OF LAW. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

     20.4 GOVERNING LAW. To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware, without giving effect to the conflict of laws principles thereof.

                                                                       EXHIBIT B

                      2002 CORE MOLDING TECHNOLOGIES, INC.
                          EMPLOYEE STOCK PURCHASE PLAN

     1. PURPOSE OF THE PLAN. The purpose of the Core Molding Technologies, Inc. Employee Stock Purchase Plan (the "Plan") is to provide eligible employees of Core Molding Technologies, Inc. (the "Company") and its subsidiaries with an opportunity to acquire an equity interest in the Company through the purchase of Common Shares, and thus develop an incentive to remain with the Company, provide a means for employees to share in the future success of the Company, to and to link and align the personal interests of such employees to those of the Company' stockholders. If the Company issues Common Shares under the Plan, the proceeds therefrom will provide additional capital for the Company, which will be used for general corporate purposes. It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under Section 423 of the Code and the Plan is to be construed accordingly.

     2. DEFINITIONS. For purposes of this Plan, the following terms when capitalized shall have the meanings designated herein unless a different meaning is plainly required by the context. Where applicable, the masculine pronouns shall include the feminine and the singular shall include the plural.

          (a) "Board" shall mean the Board of Directors of the Company.

          (b) "Cash Account" shall mean the account established for each Participant to which amounts withheld through payroll deductions shall be credited.

          (c) "Code" shall mean the Internal Revenue Code of 1986, as amended, and the regulations and rulings thereunder.

          (d) "Committee" shall mean the Compensation Committee of the Board or such other committee of at least three directors as may be appointed by the Board from time to time to serve at the pleasure of the Board.

          (e) "Common Shares" shall mean the shares of common stock of the Company.

          (f) "Company" shall mean Core Molding Technologies, Inc.

          (g) "Custodian" shall mean the person selected by the Company to hold the amounts withheld through Participants' payroll deductions pending the purchase of Common Shares pursuant to the Plan and to hold the Common Shares so purchased for the benefit of Participants until such Common Shares are withdrawn pursuant to the terms of the Plan. The Custodian shall qualify as an "agent independent of the issuer" as that term is used in Regulation M promulgated under the Securities Exchange Act of l934, as amended.

          (h) "Effective Date" shall mean the last business day of each Offering Period under the Plan.

          (i) "Offering" shall mean an opportunity provided by the Committee to purchase Common Shares under the Plan.

          (j) "Offering Period" shall mean the period during which an Offering shall be made under the Plan and shall consist of a fiscal quarter of the Plan.

          (k) "Participant" shall include any employee who has satisfied the requirements of the Plan to acquire Common Shares under the Plan and has elected to have payroll deductions made pursuant to the Plan.

          (l) "Payroll Deduction Date(s)" shall mean the date or dates specified by the Company on which withholdings for each fiscal quarter of the Plan shall be made.

          (m) "Plan Year" shall mean the fiscal year of the Plan which shall be the twelve (12) month period beginning each August 1st and ending on the following July 31st.

          (n) "Right to Purchase" shall mean an option to purchase Common Shares granted to a Participant who elects to participate in an Offering under the provisions of the Plan.

          (o) "Right to Purchase Date" shall mean the Effective Date of an Offering Period.

          (p) "Share Account" shall mean the account established for each Participant to which Common Shares purchased on each Right to Purchase Date for the Participant shall be credited.

     3. ADMINISTRATION. The Plan shall be administered by the Committee. Each member of the Committee must be an outside director of the Company and shall not be eligible to participate in the Plan. Subject to express provisions of the Plan and to such instructions and limitations as the Board may establish from time to time, the Committee shall have the authority to prescribe, amend and rescind rules and regulations relating to the Plan. The Committee may interpret the Plan and may correct any defect or supply any omission or reconcile any inconsistency in the Plan to the extent necessary for the effective operation of the Plan. Any determination, decision or action taken by the Committee on the matters referred to in this paragraph shall be conclusive.

     4. EFFECTIVENESS OF THE PLAN. The Plan shall become effective upon (i) stockholder approval of the Plan at the 2002 annual meeting of stockholders of the Company (held on May 15, 2002) or any adjournment thereof, and (ii) Board ratification of the Plan at the Board meeting immediately following the 2002 annual meeting of the stockholders of the Company or any adjournment thereof.

     5. COMMON SHARES SUBJECT TO THE PLAN. Subject to adjustment as provided in Paragraph 17 herein, not more than [200,000]300,000 Common Shares shall be
                                               -------
offered under the Plan. The Common Shares subject to the Plan generally shall be previously issued Common Shares acquired by the Company. The Board, however, also may determine, in its sole discretion, that the Common Shares to be purchased under the Plan shall be authorized and unissued Common Shares.

     6. OFFERINGS UNDER THE PLAN. After the Plan has become effective, one or more Offerings, as determined by the Committee, may be made to eligible employees to purchase Common Shares subject to the Plan. The Offerings may be consecutive or concurrent as determined by the Committee. Each Offering shall be made during an Offering Period. Common Shares not sold under one Offering may be offered again in any subsequent Offering.

     [7. ELIGIBILITY. Subject to the terms of this Plan, any employee of the Company or a subsidiary thereof who has been employed by the Company or a subsidiary thereof, for at least one (1) year may participate in the Plan.]

     7.  ELIGIBILITY.  Subject to the terms of this Plan, any employee of the
     ------------------------------------------------------------------------
Company or a subsidiary thereof may participate in the Plan. Notwithstanding the
-------------------------------------------------------------
previous sentence, any employee of the Company or a subsidiary thereof who owns greater than 5% of the total combined voting power or value of all classes of shares of the Company shall not be eligible to participate in any Offerings under the Plan."

     An eligible employee may begin to participate in the Plan as of the
[August 1st or] February 1st, May 1st, August 1st, or November 1st following the
                              -------------------------------------
date on which he or she [satisfies the requirements of the previous paragraph] commences employment.

     Nothing contained herein and no rules and regulations prescribed by the Committee shall permit or deny participation in any offering contrary to the requirements of the Code (including, without limitation, Sections 423(b)(3), 423(b)(4) and 423(b)(8) thereof).

     Nothing contained herein and no rules and regulations prescribed by the Committee shall permit any employee to be granted a Right to Purchase under the
Plan:

          (a) if, immediately after such Right to Purchase is granted, such employee would own, and/or hold outstanding options or rights to purchase, shares of the Company possessing five percent (5%) or more of the total combined voting power or value of all classes of shares of the Company; or

Language indicated as being shown by strike out in the typeset document is enclosed in brackets "[" and "]" in the electronic format.

Language indicated as being shown as inserted language in the typeset document is also shown with underlines in the electronic format.

          (b) which permits an employee's rights to purchase Common Shares under all employee stock purchase plans of the Company to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000.00) of fair market value of Common Shares (determined as of the date such Right to Purchase is granted) for each calendar year in which such Right to Purchase is outstanding at any time.

     For purposes of this paragraph, the provisions of Section 424(d) of the Code, shall apply in determining the stock ownership of each employee. For purposes of clause 7(b) above, the provisions of Section 423(b)(8) of the Code shall apply in determining whether an employee's Rights to Purchase and other rights are permitted to accrue at a rate in excess of the permitted rate.

     8. PAYROLL DEDUCTIONS. In order to participate in the Plan, an eligible employee must indicate on an Enrollment/Change Form (to be provided by the Committee) the contribution percentage or amount that he wishes to authorize the Company to deduct at regular payroll intervals. The minimum deduction for each eligible employee, during each Offering Period, shall be an amount equal to five dollars ($5.00) per pay period. Each Enrollment/Change Form will include authorization for the Company to make payroll deductions from the eligible employee's compensation.

     The amounts withheld through such payroll deductions shall be credited to each Participant's Cash Account. The withholdings for each fiscal quarter of the Plan from the compensation of a Participant shall be made on the Payroll Deduction Dates specified by the Company. Such amounts will be delivered to the Custodian and held pending the purchase of Common Shares as described in Paragraph 10 hereof.

     Any employee of the Company or a subsidiary thereof who [has satisfied] satisfies the eligibility requirements of [Paragraph 7 as of August 1, 2002, may
---------
complete an Enrollment/Change Form and authorize payroll deductions pursuant to this Paragraph 8 to be effective as of such date. Each other employee of the Company or a subsidiary thereof] Section 7 hereof shall be eligible to complete
                                 ----------------
an Enrollment/Change Form and to begin payroll deductions hereunder as of the [August 1 or] February 1st, May 1st, August 1st, or November 1st following the
                        ----------------------------------------
date on which [such employee satisfies the eligibility requirements of Paragraph 7.] he or she commences employment. Subject to the other limitations of this
    -------------------------------
Paragraph 8, a Participant may, by written notice to the Company at least twenty
(20) days prior to each February 1st, May 1st, August 1st, or [February]
                        -----------------------          -
November 1st, increase or decrease the amount of his payroll deduction as of
--------
each Payroll Deduction Date.

     Notwithstanding the foregoing, a Participant may by written notice to the Company at least twenty (20) days prior to any Payroll Deduction Date discontinue payroll deductions as of such Payroll Deduction Date. Payroll deductions may not thereafter be resumed until the next following February 1st,
                                                                  -------------
May 1st, August 1st, or [February] November 1st. In the event that a Participant
--------           -               --------
ceases his payroll deductions as provided herein, such Participant's Cash Account balance will be used, as of the next Right to Purchase Date, to purchase Common Shares. The Committee may impose such other restrictions on the right to cease payroll deductions as it may deem appropriate.

     9. NO INTEREST ON CASH ACCOUNTS. The payroll deductions and other monies held in Participants' Cash Accounts shall bear no interest.

     10. PURCHASE PRICE AND EXERCISE OF RIGHT TO PURCHASE. The purchase price for a Common Share under each Offering shall be determined by the Committee as of the Right to Purchase Date of each Offering and shall be stated as a percentage of the fair market value of a Common Share on the Right to Purchase Date of the Offering. Such purchase price shall be equal to eighty-five percent (85%) of the per share fair market value of the Common Shares as of the Right to Purchase Date.

     The fair market value of a Common Share on any date shall be the average of the high and low price per share of the Common Shares (or, if applicable, the price paid by the Custodian) on the American Stock Exchange or on any national stock exchange on such date or, if no such sales of Common Shares are made on such date, on the next preceding date on which sales of Common Shares were made on the American Stock Exchange or on any national stock exchange.

Language indicated as being shown by strike out in the typeset document is enclosed in brackets "[" and "]" in the electronic format.

Language indicated as being shown as inserted language in the typeset document is also shown with underlines in the electronic format.

     Each Participant shall be deemed to have been granted a Right to Purchase on the Effective Date of each offering for the number of whole Common Shares which the Participant would be able to purchase with the balance in his Cash Account. Each outstanding Right to Purchase will be exercised automatically on the Right to Purchase Date to purchase the number of whole Common Shares which the amount in the Participant's Cash Account at that time is sufficient to purchase at the applicable purchase price. Any amounts remaining in a Participant's Cash Account after such application will remain in the Cash Account for use during the next Offering Period.

     The Custodian shall purchase the number of Common Shares with respect to which Rights to Purchase have been exercised beginning on the Right to Purchase Date. The Custodian shall establish and maintain a separate Share Account for each Participant, which shall be credited with the number of whole Common Shares purchased on the Right to Purchase Date on behalf of each Participant. A Participant may withdraw the Common Shares credited to his Share Account on a first-in-first-out basis by written notice to the Custodian at least twenty (20) days prior to any February 1st, May 1st, August 1st, or [February] November 1st.
                  -----------------------          -               --------
A Participant may withdraw all or a portion of the Common Shares which were credited to his Share Account on or prior to the Right to Purchase Date immediately preceding such February 1st, May 1st, August 1st, or [February]
                           ----------------------
November 1st. A Participant will be charged a fee by the Custodian for each such
--------
withdrawal. The amount of such fee shall be as agreed from time to time by the Custodian and the Company. The Custodian shall deliver to such Participant a share certificate issued in his name for the number of whole Common Shares he wishes to withdraw from his Share Account. At least annually, there shall be delivered to each Participant a statement of his Share Account showing the number of Common Shares purchased during the preceding twelve months (or lesser period of existence of the Offering), the Right to Purchase prices paid for the Common Shares, the dates of purchase of the Common Shares, and the amount to be included in the ordinary income of the Participant at such time as the Common Shares are sold, as prescribed by Section 423(c) of the Code.

     The initial Custodian shall be selected by the Company prior to the initial Offering under the Plan. The Company may remove any Custodian, and any Custodian may resign, upon 60 days' notice in writing to the other party, as the case may be. Any successor custodian shall be appointed by the Company. The Company shall pay all fees and costs of the Custodian as agreed between the Company and the Custodian from time to time, except for the withdrawal fees payable by Participants as described above.

     The Company may, at any time after the end of an Offering Period, close the Cash Accounts of eligible employees not participating in another Offering under the Plan, in which case any balance in such Cash Accounts will be refunded to such eligible employees. Any balance remaining in the Cash Account of a Participant after the end of an offering Period shall remain in the Participant's Cash Account for use in the next Offering.

     The Company may, at any time after the end of an Offering Period, close the Share Accounts related to such Offering, in which case the Custodian shall deliver to each Participant in that Offering a share certificate issued in his name for the number of whole Common Shares credited to his Share Account, without charging a withdrawal fee.

     11. REGISTRATION OF CERTIFICATES. Common Shares withdrawn by Participants will be registered, and share certificates therefore will be issued, only in the name of the Participant.

     12. RIGHTS AS SHAREHOLDERS. With respect to Common Shares subject to a Right to Purchase, pending exercise of such Right to Purchase, the Participant shall not be deemed to be a stockholder of the Company and shall not have any of the rights or privileges of a stockholder. A Participant who has exercised a Right to Purchase shall have the rights and privileges of a stockholder immediately following such exercise.

     13. USE OF PLAN FUNDS. Subject to Paragraph 10 hereof, to the extent the Company issues Common Shares to Participants upon exercise of Rights to Purchase granted under the Plan, the amounts received by the Company may be used for any corporate purpose or purposes of the Company.

Language indicated as being shown by strike out in the typeset document is enclosed in brackets "[" and "]" in the electronic format.

Language indicated as being shown as inserted language in the typeset document is also shown with underlines in the electronic format.

     14. TERMINATION OF EMPLOYMENT. If the employment of a Participant terminates for any reason, including death, disability, retirement or other cause, his participation in the Plan automatically and without any act on his part shall terminate as of the date of termination of his employment. As soon as practicable following the Participant's termination of employment, the Company shall refund to such Participant (or his beneficiary, in the case of the participant's death) any and all amounts in his Cash Account and the Custodian shall deliver to such Participant (or beneficiary) a share certificate issued in his name for the number of whole Common Shares credited to his Share Account through prior Offerings.

     15. RESTRICTION UPON ASSIGNMENT. Rights to Purchase granted to a Participant under the Plan shall not be transferable (including pledge or hypothecation), and shall be exercisable during the Participant's lifetime only by the Participant. The Company shall not recognize and shall be under no duty to recognize assignment or purported assignment by a Participant of his Rights to Purchase or of any rights under his Rights to Purchase.

     16. GOVERNMENT REGULATIONS. The Company's obligation to issue, sell or deliver any Common Shares under this Plan is subject to all applicable laws and regulations and to the approval of any governmental or regulatory authority required in connection with the issuance, sale or delivery of such Common Shares. The Company shall not be required to issue, sell or deliver any Common Shares under this Plan prior to

          (a) the approval of such Common Shares for listing on any national stock exchange (if such approval must be obtained), and

          (b) the completion of any registration or other qualification of such Common Shares under any state or Federal law or any ruling or regulation of any governmental or regulatory authority which the Company in its sole discretion shall determine to be necessary or advisable.

     17. ADJUSTMENT OF SHARES UPON CHANGES IN CAPITALIZATION. Notwithstanding any other provision of the Plan, in the event of any change in the outstanding Common Shares, by reason of a dividend payable in Common Shares, recapitalization, merger, consolidation, split-up, combination or exchange of shares, or the like, appropriate adjustments shall be made to the aggregate number and class of shares subject to the Plan, the number and class of shares subject to outstanding Rights to Purchase, the purchase price per share (in the case of shares subject to outstanding Rights to Purchase), and the number and class of shares which may be subscribed to by any one employee, and such other adjustments shall be made as may be deemed equitable by the Committee.

     18. DIVIDEND REINVESTMENT. All cash dividends paid, if any, with respect to the Common Shares credited to a Participant's Share Account shall be added to the Participant's Cash Account and thereby shall be applied to exercise Rights to Purchase to purchase whole Common Shares on the Right to Purchase Date next following the date such cash dividends are paid by the Company. An election to leave Common Shares with the Custodian shall constitute an election to apply the cash dividends with respect to such shares to the exercise of Rights to Purchase hereunder. Common Shares so purchased shall be applied to the Common Shares credited to each Participant's Share Account.

     19. AMENDMENT OF THE PLAN. To the extent permitted by law, the Committee may at any time and from time to time make such changes in the Plan and additions to it as the Committee deems advisable; provided, however, that, except as provided in Paragraph 17 hereof, and except with respect to changes or additions in order to make the Plan comply with Section 423 of the Code, the Committee may not make any changes or additions which would adversely affect Rights to Purchase previously granted under the Plan and may not, without approval of the stockholders of the Company, make any changes or additions which would (a) increase the aggregate number of Common Shares subject to the Plan or which may be subscribed to by an eligible employee, (b) decrease the minimum purchase price for a Common Share, or (c) change any of the provisions of the Plan relating to eligibility for participation in Offerings.

     20. DURATION AND TERMINATION OF THE PLAN. The Plan shall terminate upon the earlier to occur of the following two events:

          (a) The purchase by eligible employees of all of the Common Shares subject to the Plan; or

          (b) The termination of the Plan by the Board.

     No termination of the Plan shall affect Rights to Purchase previously granted under this Plan.

                      [This Page Intentionally Left Blank]

                                    P R O X Y

                         CORE MOLDING TECHNOLOGIES, INC.

             THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS
                      FOR AN ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD ON MAY 17, 2006

     The undersigned stockholder appoints James L. Simonton and Herman F. Dick, Jr., as proxies with full power of substitution, to vote the shares of voting securities of Core Molding Technologies, Inc. (the "Company") that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the Company's corporate headquarters, 800 Manor Park Drive, Columbus, Ohio 43228, on May 17, 2006, at 9:00 a.m., Eastern Daylight Savings Time, and at any adjournments thereof, upon matters properly coming before the meeting, as set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement, both of which have been received by the undersigned. Without otherwise limiting the general authorization given hereby, such proxies are instructed to vote as follows:

     THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE PROPOSALS INDICATED ON THIS CARD AND AS SUCH PROXIES DEEM ADVISABLE WITH DISCRETIONARY AUTHORITY ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR ADJOURNMENTS THEREOF.

         (1)      [ ]   FOR ALL NOMINEES LISTED HEREIN (EXCEPT AS MARKED UP TO
                        THE CONTRARY BELOW).

                  [ ]   WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED
                        BELOW.

         (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME LISTED BELOW)

         THOMAS R. CELLITTI      JAMES F. CROWLEY      RALPH O. HELLMOLD
         THOMAS M. HOUGH         MALCOLM M. PRINE      JAMES L. SIMONTON
         JOHN P. WRIGHT

         (2)      To approve the 2006 Long-Term Equity Incentive Plan.

                  [ ] FOR          [ ] AGAINST         [ ] ABSTAIN

         (3)      To approve the amendment of the 2002 Employee Stock Purchase
                  Plan.

                  [ ] FOR          [ ] AGAINST         [ ] ABSTAIN

         (4) To ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2006.

                  [ ] FOR          [ ] AGAINST         [ ] ABSTAIN

PLEASE CHECK THE BOXES ABOVE AND SIGN, DATE AND RETURN THIS PROXY TO AMERICAN STOCK TRANSFER & TRUST COMPANY, 59 MAIDEN LANE, NEW YORK, NEW YORK, 10038, IN THE SELF-ADDRESSED ENVELOPE PROVIDED.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

DATED:
      ----------------     ---------------------------
                           Signature


                           ---------------------------
                           Signature (if held jointly)


                           ---------------------------
                           Print Names

                                    (Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are jointly held, each holder must sign. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person).